UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Westrock Coffee Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

2025 PROXY STATEMENT

April 24, 2025
Dear Fellow Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Westrock Coffee Company to be held on Friday, June 6, 2025 at 8:00 a.m. (Central Time). Our Annual Meeting will be a virtual meeting of stockholders, which will be held entirely online via audio webcast, with no physical in-person meeting. The virtual meeting format will allow stockholders to participate from any location, which we expect will lead to increased attendance, improved communications, and cost savings for our stockholders and the Company. Please refer to the attached Proxy Statement for instructions on how to vote your shares and participate in the Annual Meeting.
Since going public over two years ago, Westrock Coffee has made great strides towards achieving its five-year goals for farmer impact and shareholder returns. We acknowledge that inflation and other macroeconomic factors have materially changed the buying habits for coffee, and the delayed ramp-up of our Conway facility adversely impacted our 2024 results. However, we continue to make great progress in (i) adding premiere global brands with multiple products to our customer base, (ii) establishing and improving our key operating metrics, (iii) maintaining good relations with our lending communities such that adequate liquidity remains available, (iv) achieving vendor leadership positions within many of our existing key customers, and (v) identifying continued cost control and efficiency measures. The impact of these efforts, together with the ramp-up of production at the Conway facility throughout 2025, are expected to make 2025 a watershed year for the Company.
We founded Westrock Coffee with the aim of becoming the world’s most competitive and innovative provider of beverage solutions in order to provide small holder farmers and their families in developing countries the ability to advance their quality of life and economic well-being. This goal continues to guide our decisions as we grow the business, recognizing that we are also grateful stewards of your investment in the Company.
Thank you for your continued support.
Sincerely,

Joe T. Ford	Scott T. Ford
Co-founder & Chairman	Co-founder & CEO

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Westrock Coffee Company, a Delaware corporation (the “Company”), will be held on Friday, June 6, 2025, at 8 a.m. (Central Time). The Annual Meeting will be completely virtual, which means stockholders will be able to attend the Annual Meeting, and vote and submit questions during the live webcast of the Annual Meeting, via our virtual meeting site.
Date and Time: Friday, June 6, 2025 8 a.m. (Central Time)	Virtual Meeting Site: www.virtualshareholdermeeting.com/WEST2025
Who Can Vote: Stockholders of record of the Company’s shares of common stock and Series A Convertible Preferred Stock on the close of business on April 7, 2025
Items of Business:
1.
To elect four Class III director nominees named in the attached proxy statement, each to serve until the 2028 annual meeting of stockholders and until his or her successor is elected and qualified or until such director’s earlier death, resignation or removal;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountant for the fiscal year ending December 31, 2025.
We may also transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
We are pleased to take advantage of the rules of the U.S. Securities and Exchange Commission that allow companies to furnish their proxy materials over the Internet. As a result, beginning on April 24, 2025, we began mailing a Notice of Internet Availability of Proxy Materials to our stockholders rather than a full paper set of the proxy materials, except for stockholders who have requested otherwise or whom we may have elected to send full paper sets of the proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials over the Internet, as well as instructions on how stockholders may obtain a paper copy of our proxy materials. Your vote is important to us and to our business. Whether or not you plan to participate in the Annual Meeting, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible.
By Order of the Board of Directors,
Robert P. McKinney
Chief Legal Officer and Corporate Secretary
Little Rock, Arkansas
April 24, 2025
Important notice regarding the availability of proxy materials for the 2025 Annual Meeting of Stockholders to be held on June 6, 2025: The Company’s Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available electronically at https://investors.westrockcoffee.com and www.proxyvote.com.

PROXY SUMMARY

This summary includes certain information about the Company and highlights certain information contained elsewhere in the accompanying proxy statement but does not contain all of the information you should consider before voting your shares. For more complete information regarding the proposals to be voted upon at the Annual Meeting and our fiscal year 2024 performance, please review the entire proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. We use the terms “Westrock,” the “Company,” “we,” “our” and “us” in this proxy statement to refer to Westrock Coffee Company.
2025 Annual Meeting of Stockholders
Date and Time: Friday, June 6, 2025 8 a.m. (Central Time)	Virtual Meeting Site: www.virtualshareholdermeeting.com/WEST2025
Who Can Vote: Stockholders of record of the Company’s shares of common stock and Series A Convertible Preferred Stock on the close of business on April 7, 2025
Voting Matters and Board Recommendations:
Proposals		Board Recommendation
1.	Election of four directors	FOR each nominee
2.	Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accountant for the fiscal year ending December 31, 2025.	FOR

Director Nominees
The following table contains information about our candidates who have been nominated for election to the board of directors of Westrock. Each nominee is currently a director of Westrock.
Nominee	Age	Independent	Principal Occupation	Committee Memberships
Scott T. Ford	62	No	Co-Founder and CEO	Executive
Jeffrey H. Fox	63	Yes	CEO of Circumference Group LLC	Audit & Finance and Executive
Hugh McColl, III	64	Yes	Co-Managing Member of Collwick Capital LLC	Nominating & Corporate Governance (chair)
Leslie Starr	64	Yes	Operating Advisor for Clayton, Dubilier & Rice	Compensation and Nominating & Corporate Governance
Corporate Governance Highlights
Westrock is committed to strong corporate governance practices and policies, which promote both the long-term interests of our stockholders and the accountability of the board of directors and management. The following are a few of our corporate governance highlights:
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Separate Board Chairman and Chief Executive Officer (“CEO”) roles

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Independent Lead Director

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9 of 11 directors are independent

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3 of 11 directors are women and/or members of underrepresented minority groups

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Our Audit & Finance, Compensation and Nominating & Corporate Governance Committees are made up of independent directors

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Non-management and independent directors regularly meet without management present

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Annual Board and committee self-evaluations and review of charters

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Phase-out of classified board structure starting in 2026 (full declassification by 2028)

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Prohibit hedging and unapproved pledging of Company securities

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No perquisites or post-retirement benefits

4009 N. Rodney Parham Road, 4th Floor
Little Rock, Arkansas 72212
Telephone: (501) 918-9358
www.westrockcoffee.com
PROXY STATEMENT
This proxy statement (this “Proxy Statement”) is being furnished to stockholders beginning on April 24, 2025 in connection with the solicitation of proxies by Westrock Coffee Company (“Westrock,” “the Company,” “we,” “our” and “us”) to be used at its 2025 annual meeting of stockholders (the “Annual Meeting”) to be held on June 6, 2025 at 8 a.m. (Central Time), and at any postponement or adjournment thereof.
We are excited to offer our stockholders a completely virtual Annual Meeting. We believe a virtual Annual Meeting provides our stockholders expanded access to participate in the meeting, improves communication between stockholders and management and results in cost savings for the Company and our stockholders. We also believe hosting a virtual meeting enables increased stockholder attendance and participation because more stockholders can attend and participate in the Annual Meeting, including by voting and asking questions, from almost any location around the world. You will be able to attend the Annual Meeting as well as vote and submit any questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/WEST2025 and entering the control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or in the instructions that accompanied your proxy materials. Because the Annual Meeting is entirely virtual and being webcast live over the Internet, stockholders will not be able to attend the Annual Meeting in person.
Please read this Proxy Statement carefully and then vote your shares promptly by telephone, by Internet, or by signing, dating, and returning your proxy card.
QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials over the Internet. Accordingly, on or about April 24, 2025, the Company sent a Notice of Internet Availability of Proxy Materials to the Company’s stockholders of record and beneficial owners, except for stockholders who have requested otherwise or whom we may have elected to send full paper sets of the proxy materials. All stockholders will have the ability to access the proxy materials on the website referred to in the notice. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. In addition, stockholders may request to receive proxy materials electronically by email on an ongoing basis. The Company encourages you to take advantage of the electronic availability of the proxy materials in order to help reduce costs and to reduce the impact on the environment.

What is included in the proxy materials?
The Internet version of the proxy materials includes:
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This Proxy Statement; and

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Our 2024 annual report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”).

If you received a printed copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction form for the Annual Meeting.
How can I attend and participate in the Annual Meeting?
Stockholders may attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/WEST2025. The Annual Meeting will begin promptly at 8 a.m. (Central Time). We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 7:45 a.m. (Central Time), and you should allow ample time for the check-in procedures.
While all Westrock stockholders will be permitted to attend the Annual Meeting, only stockholders of record and beneficial owners as of the close of business on April 7, 2025 (the “Record Date” for the Annual Meeting), may vote and ask questions during the Annual Meeting. Stockholders logging into the Annual Meeting with their control number will receive the same rights and opportunities to participate in the Annual Meeting as they would if the Annual Meeting was an in-person meeting, including the ability to vote or ask questions throughout the Annual Meeting. In order to vote or submit a question during the meeting, you will need to follow the instructions posted at www.virtualshareholdermeeting.com/WEST2025 and will also need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card.
At the end of the meeting, we will allot time for a question and answer session during which we intend to answer questions submitted during the Annual Meeting that are pertinent to the business conducted at the Annual Meeting. We will prioritize questions that relate to the proposals considered at the Annual Meeting, and questions on similar topics may be combined and answered together. Stockholders logging into the Annual Meeting with their control number will be able to ask questions at any time during the Annual Meeting. If you would like to submit a question, you must type the question in the dialog box provided at www.virtualshareholdermeeting.com/WEST2025 during the Annual Meeting.
Technical Support. For help with technical difficulties on the meeting day, phone numbers will be available on the log in page for assistance. Technical support will be available starting at 7:45 a.m. (Central Time) and until the meeting has finished.
Who is entitled to vote at the Annual Meeting?
Only holders of record of our common stock and Series A Convertible Preferred Stock (the “Series A Convertible Preferred Stock”), at the close of business on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 94,638,899 shares of common stock issued and outstanding and 23,510,527 shares of Series A Convertible Preferred Stock issued and outstanding.
Holders of the Series A Convertible Preferred Stock are entitled to vote with the holders of the common stock on an “as converted” basis as set out in the Certificate of Incorporation of the Company (the “Certificate of Incorporation”). The Series A Convertible Preferred Stock is convertible, in whole or in part, at any time at the option of the holder, into shares of common stock at an initial conversion rate of 1 share of common stock per share of Series A Convertible Preferred Stock, subject to certain adjustments described in the Certificate of Incorporation. As of the Record Date, the Series A Convertible Preferred Stock was convertible in the aggregate into 23,510,527 shares of common stock and provides 1 vote per share of Series A Convertible Preferred Stock.
The common stock, together with the Series A Convertible Preferred Stock, is referred to herein as the “Voting Stock.” The Voting Stock votes together as a single class unless otherwise provided. Each stockholder of record of Voting Stock is entitled to one vote for each share of common stock and one vote for each share of Series A Convertible Preferred Stock.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and we sent a Notice of Internet Availability of Proxy Materials or a printed set of the proxy materials, together with a proxy card, directly to you.
Beneficial owner of shares held in street name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares held in “street name,” and a Notice of Internet Availability of Proxy Materials or a printed set of the proxy materials, together with a voting instruction form, should have been forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions in the Notice of Internet Availability of Proxy Materials or on the voting instruction form you received.
How can I vote my shares?
The process for voting your shares depends on how your shares are held.
Voting by record holders. If you are a record holder, you may vote by proxy prior to the Annual Meeting or you may vote during the Annual Meeting by joining the live webcast and following the instructions at www.virtualshareholdermeeting.com/WEST2025. If you are a record holder and would like to vote your shares by proxy prior to the Annual Meeting, you have three ways to vote:
go to the website www.proxyvote.com and follow the instructions at that website;
call 1-800-690-6903 and follow the instructions provided on the call; or
if you received a proxy card in the mail, complete, sign, date and mail the proxy card in the return envelope provided to you.
Please note that telephone and Internet proxy voting will close at 10:59 p.m. (Central Time) on June 5, 2025. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting at the Annual Meeting.
Voting by beneficial owners of shares held in “street name.” If your shares are held in the name of a broker, bank or other nominee (that is, your shares are held in “street name”), you should receive separate instructions from your broker, bank or other nominee describing how to vote.
What items of business will be conducted at the Annual Meeting?
The following matters will be presented for stockholder consideration and voting at the Annual Meeting:
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The election of four Class III director nominees named in this Proxy Statement, each to serve as directors of the Company until the 2028 annual meeting of stockholders and until his or her successor is elected and qualified or until such director’s earlier death, resignation or removal (Proposal No. 1); and

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The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent public accountant for the fiscal year ending December 31, 2025 (Proposal No. 2).

How does the Board of Directors recommend that I vote?
The board of directors recommends you vote:
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“FOR” the election of each of the four Class III director nominees named in this Proxy Statement to serve as directors of the Company (Proposal No. 1); and

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“FOR” the ratification of the appointment of PwC as our independent public accountant for the fiscal year ending December 31, 2025 (Proposal No. 2).

How many votes are needed to approve each proposal?
The stockholder vote required to approve each proposal is set forth below:
Proposals	Required Approval	Abstentions	Broker Non-Votes
1. Election of Directors	Majority of Voting Stock present in person or represented by proxy and entitled to vote at the Annual Meeting	Vote Against	No Effect
2. Ratification of Auditors	Majority of Voting Stock present in person or represented by proxy and entitled to vote at the Annual Meeting	Vote Against	Not Applicable
Abstentions and broker non-votes will be counted to determine whether there is a quorum present at the Annual Meeting. The effect of abstentions and broker non-votes on each of the proposals presented in this Proxy Statement are noted above.
Director Resignation Policy. Pursuant to our bylaws, if a nominee for director who is an incumbent director is not reelected at a stockholder meeting and no successor has been elected at such meeting, the director must promptly tender his or her resignation to the Chairman of the board of directors or the Secretary following the certification of the stockholder vote. The Nominating & Corporate Governance Committee of the board of directors shall consider the tendered resignation and recommend to the board of directors whether to accept or reject it. The board of directors shall act on the tendered resignation, taking into account the Nominating & Corporate Governance Committee’s recommendation, within 90 days following the certification of the stockholder vote.
The management and the board of directors of Westrock do not know of any other matters that may come before the meeting. If any other matters properly come before the meeting, however, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on those matters. Discretionary authority to vote on other matters is included in the proxy.
How are proxies voted?
All shares represented by valid proxies received prior to the Annual Meeting will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?
Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the board of directors, then the proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
Beneficial owners of shares held in street name. If you are a beneficial owner of shares held in street name and do not join and vote at the Annual Meeting or provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on such matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Which ballot measures are considered “routine” or “non-routine”?
The ratification of PwC as our independent registered public accountant for the year ending December 31, 2025 (Proposal No. 2) is considered a routine matter under applicable rules, and no broker non-votes will occur in connection with Proposal No. 2. The election of directors (Proposal No. 1) is considered a non-routine matter under applicable rules, and therefore broker non-votes may exist in connection with Proposal No. 1.
What constitutes a quorum?
The presence at the Annual Meeting, virtually or by proxy, of stockholders entitled to cast a majority of all the Voting Stock entitled to be cast at the Annual Meeting constitutes a quorum. Proxies received but marked as abstentions and broker “non-votes” will be included in the calculation of the number of votes considered to be present at the Annual Meeting and will be counted for quorum purposes. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.
Can I change my vote after I have voted?
Yes. You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. After you submit your proxy, you may change your vote via the Internet or by telephone (in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting. However, your virtual attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote during the Annual Meeting or specifically request that your prior proxy be revoked by delivering written notice to Westrock’s Secretary prior to the Annual Meeting at 4009 N. Rodney Parham Road, 4th Floor, Little Rock, Arkansas 72212.
What does it mean if I receive more than one proxy card or voting instruction form?
If your shares are registered differently, or if they are held in more than one account, you will receive more than one proxy card or voting instruction form. Please follow the instructions on each proxy card or voting instruction form to ensure that all of your shares are voted. Please sign each proxy card exactly as your name appears on the card. For joint accounts, each owner must sign the proxy card. When signing as executor, administrator, attorney, trustee, guardian, etc., please print your full title on the proxy card.

What if I only received one set of documents but there are multiple stockholders at my address?
Some banks, brokers and other nominee record stockholders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one set of these documents may have been sent to multiple stockholders at a shared address unless contrary instructions have been received by the Company from one or more of the stockholders.
If you would like to revoke your consent to householding and in the future receive your own set of proxy materials, you may be able to do so by contacting Broadridge Householding Department by mail at 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-866-540-7095, and providing your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. If this option is not available to you, please contact your custodian bank or broker directly. The revocation of a consent to householding will be effective 30 days following its receipt. You may also have an opportunity to opt in or opt out of householding by following the instructions on your voting instruction form or by contacting your bank or broker. Any stockholder who wants to receive separate copies of our proxy statement and annual report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact his, her or its bank, broker or other nominee record stockholder. If you would like to receive an extra copy of the Annual Report or this Proxy Statement, we will send a copy to you by mail upon request to Westrock Investor Relations, 4009 N. Rodney Parham Road, 4th Floor, Little Rock, Arkansas 72212 or by calling (501) 918-9358. Each document is also available in digital form for download or review in the “Financials – Annual Reports” section of our investor relations website at www.investors.westrockcoffee.com.
Who is bearing the cost of solicitation of proxies?
Westrock will bear the cost of solicitation of proxies. In addition to the use of the mail, proxies may be solicited by officers, directors and employees of Westrock, personally or by telephone or electronic means. In the event the management of Westrock deems it advisable, Westrock may engage the services of an independent proxy solicitation firm to aid in the solicitation of proxies.
How can I contact the Board of Directors?
Stockholders and other interested parties may contact the board of directors or individual members of the board of directors by submitting written correspondence by mail addressed to the named individual or the board of directors as a whole c/o the Chief Legal Officer and Corporate Secretary, at 4009 N. Rodney Parham Road, 4th Floor, Little Rock, Arkansas 72212. The Chief Legal Officer may facilitate or direct such communications with the board of directors or individual directors by reviewing, sorting and summarizing such communications. In general, all such communications will be referred to the board of directors or individual directors for consideration, except that we reserve the right not to forward any abusive, threatening or otherwise inappropriate materials.
Where can I find the voting results of the Annual Meeting?
Westrock will announce preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.
Who is Westrock Group, LLC?
Westrock Group, LLC (“Westrock Group”) is the Company’s largest stockholder. As of April 7, 2025, Westrock Group owned 23,163,104 shares of Company common stock, representing approximately 19.6% of the Company’s common stock on an as-converted basis. Westrock Group owns $20.0 million of the 5.00% convertible senior notes due 2029 (for more information on the convertible notes see the section titled “Relationships and Certain Related Transactions – Convertible Notes Payable to Related Parties”). Mr. Scott T. Ford, the CEO of the Company and a member of the board of directors, owns a controlling interest in Westrock Group through his ownership and control of Greenbrier Holdings, LLC

(the controlling member and manager of Westrock Group), which provides him with the sole power to vote and dispose of the shares of the Company held by Westrock Group. Joe T. Ford, the chairman of the board of directors of the Company, owns a 34% interest in Westrock Group through his ownership and control of Wooster Capital, LLC. Additionally, Sam T. Ford, Joseph S. Ford and William A. Ford each own a less-than-5% interest in Westrock Group, either directly or through a family limited partnership, giving each an interest in the Company to the extent of his individual pecuniary interests in Westrock Group.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

There are currently eleven directors serving on the board of directors. Our certificate of incorporation provides for a classified board of directors divided into three classes serving staggered three-year terms that will be phased out by 2028. The terms of the four current Class III directors, Scott T. Ford, Jeffrey H. Fox, Hugh McColl, III and Leslie Starr, expire at the 2025 Annual Meeting. Upon the recommendation of the Nominating & Corporate Governance Committee, the board of directors has nominated each of Mr. Ford, Mr. Fox, Mr. McColl and Ms. Starr to stand for election as a director at the 2025 Annual Meeting and, if elected, to serve until the 2028 annual meeting of stockholders and until such director’s successors are elected and qualified or until such director’s earlier death, resignation or removal. Pursuant to the Amended and Restated Investor Rights Agreement, which is described in greater detail below in the section titled “Corporate Governance – Board Size and Composition”, the applicable Investor Parties (as defined in the section titled “Corporate Governance – Investor Rights Agreement”) designated Mr. Ford and Mr. McColl for appointment to the board of directors. Mr. McColl was initially appointed to the board of directors on August 26, 2022 as designee of the BBH Investors. Mr. Ford has served as director since 2009 and is currently the designee of the WCC Investors.
Nominee	Age	Independent	Principal Occupation	Committee Memberships
Scott T. Ford	62	No	Co-Founder and CEO	Executive
Jeffrey H. Fox	63	Yes	CEO of Circumference Group LLC	Audit & Finance and Executive
Hugh McColl, III	64	Yes	Co-Managing Member of Collwick Capital LLC	Nominating & Corporate Governance (chair)
Leslie Starr	64	Yes	Operating Advisor for Clayton, Dubilier & Rice	Compensation and Nominating & Corporate Governance
Board Recommendation
The board of directors unanimously recommends that stockholders vote “FOR” each of the nominees listed below.
Holders of proxies solicited by this Proxy Statement will vote the proxies they receive as directed on the proxy card, or, if no direction is made, for the election of the board of directors’ four nominees. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present board of directors to fill the vacancy or, in the event no such designation is made, proxies will be voted for a lesser number of nominees. Set forth below is biographical information discussed in more detail for each nominee (and our other continuing directors), including age, a brief listing of principal occupations for at least the past five years, other major affiliations, and the specific experience, qualifications, attributes and skills that qualify each candidate to serve on the board of directors.

Nominees for Director with Terms Expiring in 2028
(Class III Directors)

Scott T. Ford is a co-founder of Westrock and has served as Chief Executive Officer of Westrock since 2009. Mr. Ford also co-founded Westrock Group, an investment firm and holder of more than 5% of Westrock’s voting securities, where he has served as Chief Executive Officer since 2013, and Westrock Asset Management, LLC, a global alternative investment firm, where he served as Chief Executive Officer and Chief Investment Officer from 2014 to 2022 and as Chairman since 2022. Mr. Ford also serves as Chief Executive Officer of various subsidiaries of Westrock. Previously, Mr. Ford served as President and Chief Executive Officer of Alltel Corporation, a provider of wireless voice and data communication services, from 2002 to 2009. Prior to that, Mr. Ford served as President and Chief Operating Officer of Alltel Corporation from 1998 to 2002. He has served on the board of directors of AT&T Inc., a telecommunications company and provider of mobile telephone services, since 2012, and Agaciro Development Fund, the sovereign wealth fund for the Republic of Rwanda, since 2014, Special Advisor to The Stephens Group, LLC, since 2017, and the Board of Trustees of the University of Arkansas, since 2024. He previously served as a director of Bear State Financial, Inc., a bank holding company, from 2011 to 2018 and a director of Tyson Foods, a company that operates in the food industry, from 2005 to 2007. Mr. Ford holds a B.S.B.A in Finance from the University of Arkansas.
We believe Mr. Ford is qualified to serve as a member of our board of directors because of his extensive business, finance, sales and leadership experience, including leadership of Westrock. In addition, Mr. Ford, through his affiliation with Westrock Group, has a substantial personal interest in the Company that aligns his interests with those of the Company’s stockholder base.

Scott T. Ford Age: 62 Co-Founder and CEO Class III (term expires 2025) Director since 2009 Committees: Executive

Jeffrey H. Fox has served as a director of Westrock since 2020. Mr. Fox founded Circumference Group LLC, an investment firm, in 2009 and currently serves as the Chief Executive Officer. From 2017 to 2021, Mr. Fox served as President, Chief Executive Officer and a director of Endurance International Group Holdings, Inc., a provider of cloud-based platform solutions, where he led the focused transformation of the Endurance multi-brand portfolio into a successful organic growth platform and the sale of the company to Clearlake Capital Group in 2021. Prior to joining Endurance, Mr. Fox served as Chief Executive Officer and then Chairman of the Board of Convergys Corporation, a customer management company, from 2010 through its acquisition by Synnex Corporation in 2018. Prior to Convergys, Mr. Fox held multiple positions at Alltel Corporation from 1996 to 2009, including Chief Operating Officer. Previously, Mr. Fox served on the board of directors of Avis Budget Group, Inc., a global provider of mobility solutions, from July 2013 to May 2020 and Blackhawk Network Holdings, Inc., a gift card and payments company, from April 2017 to October 2017. Mr. Fox holds a B.A. in Economics from Duke University. Mr. Fox qualifies as an audit committee financial expert under applicable SEC rules.
We believe Mr. Fox is qualified to serve as a member of our board of directors because of his extensive finance, operations and leadership experience.

Jeffrey H. Fox Age: 63 Independent Director Class III (term expires 2025) Director since 2020 Committees: Audit & Finance Executive

Hugh McColl, III joined the board of directors of Westrock in 2022. Mr. McColl has served as Co-Managing Member of Collwick Capital LLC, a fund of funds, since 2010 and Managing Member of McColl Brothers Lockwood, a family investment office, since 2006. Mr. McColl has also served as a Senior Advisor of BBH Capital Partners, a holder of 5% or more of Westrock’s voting securities, since 2015. Mr. McColl served on the boards of directors of Heritage Brands Inc. from 2019 to 2025 and Telomir Pharmaceuticals from 2022 to 2024. Mr. McColl holds a B.S.B.A. in Finance from the University of North Carolina and an MBA from the Darden School of Business.
We believe Mr. McColl is qualified to serve as a member of our board of directors because of his extensive business and finance experience.

Hugh McColl, III Age: 64 Independent Director Class III (term expires 2025) Director since 2022 Committees: Nominating & Corporate Governance (Chair)

Leslie Starr joined the board of directors of Westrock in 2022. Ms. Starr served as an independent director of Riverview Acquisition Corp. Ms. Starr has 35 years of leadership experience in the consumer products industry. Ms. Starr is currently serving as an Operating Advisor for Clayton, Dubilier & Rice, having served as EVP Supply Strategy and Transformation for Advance Auto Parts from March 2017 until her retirement in December 2018. Prior to joining Advance, Ms. Starr was with PepsiCo for over 31 years and served as the SVP PepsiCo Supply Chain from 2008 until her retirement in 2017 with responsibility for Frito Lay’s North American Supply Chain. Previous to her role as SVP Supply Chain, Ms. Starr served as SVP of Commercialization and Supply Chain. Before joining PepsiCo Ms. Starr started her career with Procter and Gamble. Ms. Starr has advised boards in compliance, organizational effectiveness and governance, and she has served on the board of directors of SunOpta, Inc. since July 2019 (currently serving as chairman of the board and as a member of the Audit Committee and Corporate Governance Committee). She served on the board of directors of Chesapeake Energy Corporation from September 2017 to February 2021. Ms. Starr earned her bachelors in science in Mechanical Engineering from Virginia Tech and her master’s in business administration from Georgia State University.
We believe Ms. Starr is qualified to serve as a member of our board of directors because of her extensive operational and leadership experience.

Leslie Starr Age: 64 Independent Director Class III (term expires 2025) Director since 2022 Committees: Compensation Nominating & Corporate Governance
Information About Our Other Continuing Directors
(Class I & II Directors)

Joe T. Ford is a co-founder of Westrock and has served as Chairman of Westrock since 2009. Mr. Ford also co-founded Westrock Group, where he has served as Chairman since 2013, and Westrock Asset Management, LLC, a global alternative investment firm, where he has served as Chairman from 2009 to 2022. Previously, Mr. Ford served as President of Allied Telephone Company, a provider of wireless voice and data communications services, from 1977 to 1983, President and Chief Operating Officer of Alltel Corporation from 1983 to 1987, President and Chief Executive Officer of Alltel Corporation from 1987 to 1991, and Chief Executive Officer and Chairman of Alltel Corporation from 1991 to 2002. Previously, he has served on the board of directors of Dial Corporation, Duke Energy Company, Eltek Ltd., Beverly Enterprises Company, EnPro Industries, Inc. and Textron Inc. Mr. Ford holds a B.A. in Business Administration from the University of Arkansas.
We believe Mr. Ford is qualified to serve as a member of our board of directors because of his extensive business, finance and leadership experience, including leadership of Westrock. In addition, Mr. Ford, through his affiliation with Westrock Group, has a substantial personal interest in the Company that aligns his interests with those of the Company’s stockholder base.

Joe T. Ford Age: 87 Co-Founder and Chairman Class I (term expires 2026) Director since 2009 Committees: None

Mark A. Edmunds joined the board of directors of Westrock in 2022. Mr. Edmunds served as an independent director of Riverview Acquisition Corp. Mr. Edmunds retired from Deloitte in 2019 as Partner and Vice Chairman. Now based in Austin, he is a leadership coach for executives around the world. During his 38-year tenure at Deloitte, Mr. Edmunds held several leadership roles within the firm, including US leader of Energy/Utilities, West Region Managing Partner, US Board of Directors and Chair of Global Committee. He has also led the Americas and Asia Pacific Oil and Gas sectors from San Francisco and Singapore respectively. Mr. Edmunds served as lead and advisory partner for a number of Deloitte’s strategic clients, including public and private companies in the U.S. Mr. Edmunds’ primary industry focus has been energy & utilities throughout his career, including a short sabbatical from the firm to serve the Independent Petroleum Association of America in Washington, D.C. Mr. Edmunds served on the Audit and Compensation Committees of Chesapeake Energy Corporation from August 2018 until February 2021. He participated in the Executive Committee of the California Chamber of Commerce from 2001 to 2007, and from 2006 to 2011 in the Executive Committee of the Bay Area Council. Mr. Edmunds graduated from The University of Texas at Austin with a Bachelor of Business Administration in Accounting and is a Certified Public Accountant and a member of the AICPA and the Texas CPA Society. Mr. Edmunds qualifies as an audit committee financial expert under applicable SEC rules.
We believe Mr. Edmunds is qualified to serve as a member of our board of directors because of his extensive accounting, finance and leadership experience.

Mark A. Edmunds Age: 68 Independent Director Class I (term expires 2026) Director since 2022 Committees: Audit & Finance (Chair) Executive

Oluwatoyin Umesiri joined the board of directors of Westrock in 2022. Ms. Umesiri founded and has served as Chief Executive Officer of Nazaru LLC, a business services company that advances trade with Africa, since 2017. In 2022, Ms. Umesiri was appointed by the U.S. Secretary of Commerce to serve as a member on the Illinois District Export Council. Previously, Ms. Umesiri served in various portfolio management roles at Walmart Inc. from 2013 to 2017 and various senior analyst roles at Whirlpool Corporation from 2006 to 2012. Additionally, Ms. Umesiri served as Ambassador for Intra-African Trade Fair by appointment of the African Export-Import Bank (Afreximbank) and the African Union (AU). Ms. Umesiri holds a B.S. in Mathematical Sciences with a focus on Computer Science from the University of Agriculture, Abeokuta, Nigeria and a M.S. in Information Systems from Central Michigan University. Since 2006, as a Certified SAP Expert and Technologist, Ms. Umesiri has led the implementation of Global Supply Chain solutions and Enterprise Resource Planning (ERP) Systems in both Manufacturing and Retail Industries.
We believe Ms. Umesiri is qualified to serve as a member of our board of directors because of her extensive business and leadership experience.

Oluwatoyin Umesiri Age: 42 Independent Director Class I (term expires 2026) Director since 2022 Committees: Nominating & Corporate Governance

Kenneth M. Parent joined the board of directors of Westrock in 2024. Mr. Parent served as special advisor to the chairman and chief executive officer of Pilot Flying J, the largest travel center operator in North America from January 2021 to February 2023. From 2014 to December 31, 2020, Mr. Parent served as president of Pilot Flying J. In this role, he oversaw all company functions, including human resources, technology, finance, real estate and construction. Mr. Parent also led strategic initiatives on behalf of Pilot Flying J. Prior to becoming president, he served as executive vice president, chief operating officer of Pilot Flying J from 2013 to 2014. Prior to that, Mr. Parent served as Pilot Flying J’s senior vice president of operations, marketing and human resources from 2001 to 2013 where he managed store and restaurant operations, marketing, sales, transportation and supply and distribution. Mr. Parent also serves on the board of BJ’s Wholesale Club and Hollywood Feed. Mr. Parent holds a Master of Business Administration and a bachelor’s degree in marketing from San Diego State University.
We believe Mr. Parent is qualified to serve as a member of our board of directors because of his extensive business, leadership and finance experience.

Kenneth M. Parent Age: 66 Vice Chairman Independent Director Class I (term expires 2026) Director since 2024 Committees: Audit & Finance Compensation

R. Patrick Kruczek has served as a director of Westrock since February 2020. Mr. Kruczek has served as Managing Director, Co-Manager and Principal of BBH Capital Partners since 2016, where he focuses on investment activities and providing post-investment oversight to portfolio companies, as well as day-to-day management. Prior to joining BBH in 2016, Mr. Kruczek spent 20 years at Morgan Keegan & Company, a full-service investment firm, where he served in various roles in investment banking and equity capital markets, as well as President and Chief Operating Officer and a member of the firm’s Executive Committee. He has also served on the board of directors of Tower Ventures, LLC since 2020, GIFTED Healthcare since 2021, Synex Holdings from 2022 to 2025 and Grote Corporation since 2025. Mr. Kruczek holds a B.B.A. in Accountancy from the University of Notre Dame and an MBA from University of Tennessee Knoxville. Mr. Kruczek qualifies as an audit committee financial expert under applicable SEC rules.
We believe Mr. Kruczek is qualified to serve as a member of our board of directors because of his extensive business, leadership and finance experience.

R. Patrick Kruczek Age: 60 Independent Director Class II (term expires 2027) Director since 2020 Committees: Audit & Finance Compensation Executive

R. Brad Martin joined the board of directors of Westrock in 2022. Mr. Martin has served as Chairman of RBM Ventures, a private investment company, since 2007. Mr. Martin served as Chairman of Riverview Acquisition Corp.’s board of directors and Riverview Acquisition Corp.’s Chief Executive Officer. Mr. Martin is Vice Chairman of the Board of FedEx Corporation where he chairs its Audit and Finance Committee. Mr. Martin was Chairman and Chief Executive Officer of Saks Incorporated from 1989 – 2006 and Executive Chairman of Saks from 2006 until his retirement in 2007. He served as Non-Executive Chairman of the Board of Chesapeake Energy Corporation from October, 2015 to February, 2021. He has previously served as a director of lululemon athletica, Inc., where he served as its Lead Director, First Horizon National Corporation where he chaired its Executive Committee, Caesars Entertainment Corporation, Dillard’s Inc. where he chaired its Audit Committee, Gaylord Entertainment Company where he chaired its Audit Committee, and Ruby Tuesday, Inc. He is a former Interim President of the University of Memphis, a position he held from July, 2013 until May, 2014. Mr. Martin served five terms as a member of the Tennessee House of Representatives and holds the distinction of being the youngest person ever elected to the Tennessee legislature. He is involved in a number of civic and philanthropic activities and chairs the Martin Family Foundation. Mr. Martin graduated from the University of Memphis where he served as President of the student body and earned a Master’s in business administration from Owen Graduate School of Management at Vanderbilt University.
We believe Mr. Martin is qualified to serve as a member of our board of directors because of his extensive business, finance and leadership experience.

R. Brad Martin Age: 73 Independent Director Lead Director Class II (term expires 2027) Director since 2022 Committees: Compensation (Chair) Executive (Chair)

Josie C. Natori has served as a director of Westrock since 2020. Ms. Natori has served as the Founder and Chief Executive Officer of The Natori Company, a global fashion lifestyle company, since 1977. Prior to 1977, she spent 9 years on Wall Street and became the first female Vice President of investment banking at Merrill Lynch. Ms. Natori currently serves on the boards of the Asian Cultural Council, Orchestra of St. Luke’s and the Statue of Liberty Ellis Island Foundation. Previously, Ms. Natori served as a director of Alltel Corporation.
We believe Ms. Natori is qualified to serve as a member of our board of directors because of her extensive business, finance and leadership experience.

Josie C. Natori Age: 77 Independent Director Class II (term expires 2027) Director since 2020 Committees: Compensation

Board of Directors at a Glance

INDEPENDENCE

2
82%
Independent
Directors
9

AGE

30-54 Yrs
1
55-64 Yrs
5
65 + Yrs
5
Average Age:
~ 66 yrs

GENDER

3
27%
Female
Directors
8

DIVERSITY*

3
27%
Diverse
Directors
8

*Women and/or members of underrepresented minority groups
Director Skills Matrix
Expertise/ Qualification	J. Ford	S. Ford	Edmunds	Umesiri	Kruczek	Martin	Natori	McColl	Fox	Starr	Parent
Industry Experience	•	•							•	•	•
Senior Leadership Experience	•	•	•	•	•	•	•		•	•	•
Accounting/Finance	•	•	•	•	•	•		•	•		•
Business Development & Strategy	•	•	•	•	•	•	•	•	•	•	•
Supply Chain				•		•			•	•	•
International Experience	•	•	•	•		•	•		•	•
Corporate Governance	•	•	•			•		•	•	•	•
Risk Management	•	•	•	•	•	•			•		•
Brand Marketing Experience				•		•	•		•	•	•
Public Company Board Experience	•	•	•			•	•	•	•	•	•
Strategic Planning	•	•	•	•	•	•	•	•	•	•	•

CORPORATE GOVERNANCE

Corporate Governance Highlights
•
Separate Board Chairman and CEO roles

•
Independent Lead Director

•
9 of 11 directors are independent

•
3 of 11 directors are women and/or members of underrepresented minority groups

•
Our Audit & Finance, Compensation and Nominating & Corporate Governance Committees are made up of independent directors

•
Non-management and independent directors regularly meet without management present

•
Annual Board and committee self-evaluations and review of charters

•
Phase-out of classified board structure starting in 2026 (full declassification by 2028)

•
Prohibit hedging and unapproved pledging of Company securities

•
No perquisites or post-retirement benefits

Board Independence
Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of R. Patrick Kruczek, Hugh McColl, III, R. Brad Martin, Mark A. Edmunds, Josie C. Natori, Leslie Starr, Oluwatoyin Umesiri, Jeffrey H. Fox and Kenneth M. Parent are “independent” as defined under the Nasdaq listing rules. Our board of directors has also determined that each of Mark A. Edmunds, Jeffrey H. Fox, R. Patrick Kruczek and Kenneth M. Parent, who serve on our Audit & Finance Committee, satisfy the independence standards for that committee established by the SEC and the Nasdaq listing rules. In making such determinations, our board of directors considered the relationships that each such non-employee director has with Westrock and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and any institutional stockholder with which he or she is affiliated.
Board Leadership Structure
As set forth in Westrock’s Corporate Governance Guidelines, the Company has no fixed policy with respect to the separation of the offices of Chairperson of the board of directors and the CEO. When the position of Chairperson of the board of directors is not held by an independent director, the Corporate Governance Guidelines provide that the independent directors shall appoint an independent director to serve as the Lead Director. The duties and responsibilities of the Lead Director are described in greater detail in the Company’s Corporate Governance Guidelines. The roles of the Chairman of the Board of Directors and CEO are currently performed by separate individuals. Joe T. Ford serves as Chairman, Scott T. Ford serves as CEO and R. Brad Martin serves as the Lead Director. The board of directors believes this leadership structure improves the ability of the board of directors to exercise its oversight role over management and ensures a significant role for independent directors in the leadership of Westrock. In addition, on November 5, 2024, the Board named Kenneth M. Parent as the Vice Chairman of the Board. In his role as Vice Chair, Mr. Parent is tasked with providing an additional layer of independent leadership relating to Board matters, including reviewing and approving meeting agendas and overseeing the quality, quantity and timeliness of information sent to the Board. As part of his Vice Chairman duties, and given his extensive operational experience, Mr. Parent provides management and the Board with mission-driven leadership for operating projects and an enhanced level of input and evaluation with respect to strategic initiatives and other operational matters. The board of directors believes that maintaining a position of Lead Independent Director and an independent Vice Chair provides an extra layer of independent oversight, and we believe this structure facilitates independent oversight of management while fostering effective communication between our management and the Board.
Family Relationships
Joe T. Ford is Scott T. Ford’s father, and Scott T. Ford is William A. Ford’s father. Other than the foregoing, there are no family relationships between our board of directors and our executive officers.

Board Size and Composition
The number of directors who serve on the board of directors is currently set at eleven and may be fixed from time to time by the board of directors in the manner provided in the Company’s bylaws. The current members of the board of directors are Mark A. Edmunds, Joe T. Ford, Scott T. Ford, Jeffrey H. Fox, Leslie Starr, R. Patrick Kruczek, R. Brad Martin, Hugh McColl, III, Josie C. Natori, Oluwatoyin Umesiri and Kenneth M. Parent. Biographical information regarding each of the current directors is available above under “Proposal No. 1 – Election of Directors.”
Classified Board Structure and Sunset
Our certificate of incorporation and bylaws provide that our board of directors is classified and divided into three classes, with Class I and Class III each consisting of four directors and Class II consisting of three directors. The directors designated as Class I, II and III directors have initial terms expiring at the 2023, 2024 and 2025 annual meeting of stockholders, respectively. At the 2023 and 2024 Annual Meetings, the terms of directors for Classes I and II, respectively, expired and each were re-elected to an additional term of three years. At the 2025 Annual Meeting, directors for Class III will be elected and thereafter will serve for an additional term of three years. Under the classified board provisions, it may take two elections of directors for any individual or group to gain control of our board of directors. Accordingly, these provisions could discourage a third party from initiating a proxy contest, making a tender offer or otherwise attempting to gain control of Westrock. On November 5, 2024, the board of directors increased its size from ten to eleven directors and appointed Mr. Kenneth M. Parent to the resulting vacancy to serve as a Class I director with an initial term expiring in 2026.
Beginning at the first annual meeting of stockholders in 2026, the directors whose terms expire at such annual meeting and any subsequent annual meeting will be elected to hold office for a one-year term expiring at the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified. The board of directors will be fully declassified following the annual meeting in 2028 with all directors standing for election for one-year terms.
Investor Rights Agreement
On June 29, 2023, Westrock entered into the Amended and Restated Investor Rights Agreement (the “Amended and Restated Investor Rights Agreement”) with (i) Westrock Group, LLC, The Stephens Group, LLC, Sowell Westrock, L.P. and any affiliate of Joe T. Ford, Scott T. Ford, Witt Stephens, Jim Sowell or their respective families that becomes an owner of any shares of Westrock’s common stock from another WCC Investor and becomes a party to the Amended and Restated Investor Rights Agreement, so long as such person remains an affiliate of Joe T. Ford, Scott T. Ford, Witt Stephens, Jim Sowell or their families (the “WCC Investors”), (ii) BBH Capital Partners V, L.P., BBH Capital Partners V-A, L.P., BBH CPV WCC Co-Investment LLC, and any controlled affiliate of Brown Brothers Harriman & Co. (the “BBH Investors”) that becomes an owner of any shares of Westrock’s common stock or the Series A Convertible Preferred Stock from another BBH Investor and becomes a party to the Amended and Restated Investor Rights Agreement, so long as such person remains a controlled affiliate of Brown Brothers Harriman & Co., (iii) Riverview Sponsor Partners, LLC and any controlled affiliate of Brad Martin that becomes an owner of any shares of Westrock’s common stock from another RVAC Investor and becomes a party to the Amended and Restated Investor Rights Agreement, so long as such person remains an affiliate of Brad Martin (the “RVAC Investors”) and (iv) HF Direct Investments Pool, LLC and any controlled affiliate of HF Capital, LLC that becomes an owner of any shares of Westrock’s common stock from another HF Investor and becomes a party to the Amended and Restated Investor Rights Agreement, so long as such person remains an affiliate of HF Capital, LLC (the “HF Investors,” together with the WCC Investors, BBH Investors and RVAC Investors, the “Investor Parties”), which includes certain director designation rights which are set forth in more detail below. The Amended and Restated Investor Rights Agreement amended, restated and superseded that certain Investor Rights Agreement, dated April 4, 2022 (the “Original Investor Rights Agreement”), by and among Westrock, the WCC Investors, the BBH Investors and Riverview Sponsor, which was entered into in connection with the business combination between the Company and Riverview Acquisition Corp.

Pursuant to the Amended and Restated Investor Rights Agreement, the WCC Investors have the right to designate for inclusion in Westrock’s slate of individuals to be nominated for election to the board of directors of Westrock (a) up to two directors (of which, so long as the Westrock board of directors is classified, one director will be for Class I and one director will be for Class III) for so long as the initial WCC Investors collectively beneficially own at least 10% of the outstanding stock of the Company (on an as-converted basis to shares of common stock) and (b) up to one director (which such director will be for Class III so long as the Westrock board of directors is classified), so long as the WCC Investors collectively beneficially own at least 5%, but less than 10%, of the outstanding stock of the Company (on an as-converted basis). The BBH Investors have the right to designate for inclusion in Westrock’s slate of individuals to be nominated for election to the board of directors of Westrock (a) up to two directors (of which, so long as the Westrock board of directors is classified, one director will be for Class II and one director will be for Class III) for so long as the BBH Investors collectively beneficially own at least 10% of the outstanding stock of the Company (on an as-converted basis to shares of common stock) and (b) up to one director (which such director will be for Class III so long as the Westrock board of directors is classified), so long as the BBH Investors collectively beneficially own at least 5%, but less than 10%, of the outstanding stock of the Company (on an as-converted basis to shares of common stock); provided that, such designated directors must satisfy the independence requirements under the Nasdaq listing standards. The RVAC Investors have the right to designate for inclusion in Westrock’s slate of individuals to be nominated for election to the board of directors of Westrock (a) two directors (of which, so long as the Westrock board of directors is classified, one director will be for Class I and one director will be for Class II) for so long as Riverview Sponsor, any controlled affiliate of R. Brad Martin and the PIPE Investors who invested in the Company by purchasing Riverview shares collectively beneficially own at least 10% of the outstanding stock of the Company (on an as-converted basis to shares of common stock, but excluding any shares owned by the HF Investors) and (b) one director (of which, so long as the Westrock board of directors is classified, will be for Class I), for so long as Riverview Sponsor, any controlled affiliate of R. Brad Martin and such PIPE Investors collectively beneficially own at least 5%, but less than 10%, of the outstanding stock of the Company (on an as-converted basis to shares of common stock); provided that, such designated directors must satisfy independence requirements under the Nasdaq listing standards. The HF Investors have the right to designate up to one director for inclusion in Westrock’s slate of individuals to be nominated for election to the board of directors of Westrock (such director will be for Class II so long as the Westrock board of directors is classified), so long as the HF Investors collectively beneficially own at least 5% of the outstanding stock of the Company (on an as-converted basis to shares of common stock); provided that, such designated director must satisfy the independence requirements under the Nasdaq listing standards. The remaining directors will be designated for inclusion in Westrock’s slate of individuals to be nominated for election to the board of directors of Westrock by the Nominating & Corporate Governance Committee of the Westrock board of directors and must satisfy independence requirements under the Nasdaq listing standards.
If the BBH Investors have the right to nominate at least one director and none of the directors designated by BBH are R. Patrick Kruczek or Matthew Salsbury (the “Specified BBH Individuals”), Westrock is required to appoint one Specified BBH Individual not then serving as a director on the Westrock board of directors as a non-voting observer of the Westrock board of directors.
Pursuant to the Amended and Restated Investor Rights Agreement, any increase or decrease of the size of the Westrock board of directors above or below ten directors (or eleven directors if the HF Investors exercises its rights to designate a director) will require the consent of each of the WCC Investors, the BBH Investors, RVAC Investors and the HF Investors, so long as such investor group has the right to designate at least one director. In the event that a vacancy is created at any time by the death, disqualification, resignation, removal or failure to be elected by Westrock’s stockholders (and no other director has been elected by the stockholders of Westrock to fill such vacancy) of a director designated by the WCC Investors, the BBH Investors, RVAC Investors or the HF Investors, the applicable designating party will have the right to designate a replacement to fill such vacancy and the Westrock board of directors will use reasonable best efforts to cause such designee to be promptly appointed to the Westrock board of directors to fill such vacancy, subject to applicable law.
In addition to the foregoing, the Amended and Restated Investor Rights Agreement also provides other customary covenants and restrictions between the Investor Parties and the Company.

On November 5, 2024, Westrock entered into an amendment to the Amended and Restated Investor Rights Agreement (the “Amendment”). Among other things, the Amendment amends the Investor Rights Agreement to provide that the size of the board of directors shall, subject to the terms of the Amended and Restated Investor Rights Agreement, consist of eleven directors, with five directors being designated by the Nominating & Corporate Governance Committee. The HF Investors have agreed not to exercise their director designation rights (which would result in the Board being expanded by one director) so long as Mr. Parent is a member of the board of directors. For more information, please refer to the full text of the Amended and Restated Investor Rights Agreement and the Amendment, which are incorporated as Exhibits 4.3 and 4.4, respectively, into the Company’s Annual Report on Form 10-K filed on March 12, 2025.
Identification of Director Nominees
Notwithstanding the director designation rights set forth in the Amended and Restated Investor Rights Agreement, as amended, the Nominating & Corporate Governance Committee is responsible for reviewing the qualifications and independence of the members of the board and its various committees on a periodic basis as well as the composition of the board of directors as a whole. This assessment will include members’ qualifications as to independence and diversity, as required by Nasdaq, as well as consideration of age, skills and experience in the context of the needs of the board of directors. Nominees for directorship will be recommended to the board of directors by the Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee actively seeks diverse and qualified individuals to become directors for recommendation to the board of directors. While the Nominating & Corporate Governance Committee does not have a formal policy on diversity with regards to the consideration of director nominees, the Nominating & Corporate Governance Committee considers diversity in its selection of nominees and proactively seeks diverse director candidates to ensure a representation of varied perspectives and experience in the boardroom.
The Nominating & Corporate Governance Committee will consider director candidates recommended by stockholders. To qualify for such consideration, stockholder recommendations must be submitted to the Nominating & Corporate Governance Committee at the address provided above in the section of this Proxy Statement titled “Questions and Answers about Our 2025 Annual Meeting” and received by the Company’s Secretary no later than 120 calendar days prior to the first anniversary of the mailing date of the proxy statement for the preceding year’s annual meeting. In accordance with the Corporate Governance Guidelines, the Nominating & Corporate Governance Committee evaluates stockholder recommendations in the same manner as it evaluates director candidates recommended by other sources.
Meetings of the Board of Directors
The board of directors holds at least four regularly scheduled meetings each year, in person or telephonically. Directors are expected to attend the annual meeting of stockholders, board meetings and meetings of the committees on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. All of the directors then serving attended the 2024 annual meeting of stockholders. During 2024, the board of directors met seven times and did not act by unanimous written consent. All of the directors attended at least 75% of the meetings of the board of directors and committees on which they served during the periods in which they served.
Executive Sessions
Westrock’s Corporate Governance Guidelines specify that the non-management directors will meet periodically in executive sessions. If the non-management directors include any directors who are not “independent” pursuant to the board of directors’ standards for determining independence, at least one executive session will include only independent directors. The Chairperson (or, if the position of Chairperson is held by the CEO or a director who is not “independent” pursuant to the Board’s standards for determining independence, as applicable, the Lead Director) will preside over executive sessions.

Corporate Social Responsibility
For more details on our corporate citizenship and sustainability efforts, please see our annual sustainability reports, which are available on our website, www.westrockcoffee.com, under the “Our Impact” tab (information on the Company’s website is not incorporated by reference herein).
Code of Ethics
Our board of directors has adopted a code of business conduct and ethics, or “Code of Ethics,” which applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The board of directors also adopted the Westrock Coffee Company Supplemental Code of Ethics for the Chief Executive Officer and Senior Financial Officers (the “Supplemental Code of Ethics”). The Supplemental Code of Ethics applies to the Company’s Chief Executive Officer, President, if any, Chief Financial Officer and Chief Accounting Officer. The Code of Ethics and Supplemental Code of Ethics are available on our website at www.investors.westrockcoffee.com under the “Governance – Governance Overview” tab (information on the Company’s website is not incorporated by reference herein). If we amend or grant any waiver from a provision of our Code of Ethics that applies to any of our executive officers or Supplemental Code of Ethics, we will publicly disclose such amendment or waiver as required by applicable law.
Insider Trading, Hedging & Pledging Policy
The Company has adopted an insider stock trading policy governing the purchase, sale and/or other disposition of the Company’s securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations.
Pursuant to our insider trading policy, all employees, officers and directors of the Company are prohibited from engaging in transactions of a speculative nature in Company securities. Examples of prohibited speculative transactions include short-term, “in-and-out” trading, short sales, sales against the box, transactions on margin, transactions based on rumors or speculation of extraordinary corporate transactions or other significant developments that might involve the Company and transactions in publicly traded put, call or other options on the Company’s securities.
Our insider trading policy also prohibits employees, officers and directors of the Company from holding Company securities in a margin account or, subject to a limited exception, pledging Company securities as collateral for a loan. An exception may be granted in the case of a non-margin loan where the insider is able to clearly demonstrate his or her financial ability to repay the loan without resorting to the pledged securities.
Currently, no executive officer, director, director nominee or any of their immediate family members, holds shares of Company common stock that have been pledged to secure any personal or other indebtedness.
Committees of the Board of Directors
The board of directors has four standing committees: the Audit & Finance Committee, the Compensation Committee, the Nominating & Corporate Governance Committee and the Executive Committee. Each committee has a written charter that is available on our investor relations website at www.investors.westrockcoffee.com under the “Governance – Governance Overview” tab (information on the Company’s website is not incorporated by reference herein) and, with the exception of the Executive Committee, is comprised entirely of directors whom the board of directors has determined are independent under applicable Nasdaq listing standards and SEC rules. Each committee reviews and assesses its charter annually.

Audit & Finance Committee Mark A. Edmunds (chair) Jeffrey H. Fox R. Patrick Kruczek Kenneth M. Parent
The Audit & Finance Committee’s primary responsibilities include: overseeing management’s establishment and maintenance of adequate systems of internal accounting and financial controls; reviewing the effectiveness of our legal and regulatory compliance programs; overseeing our financial reporting process, including the filing of financial reports; and selecting independent auditors, evaluating their independence and performance and approving audit fees and services performed by them. In addition, the Audit & Finance Committee monitors all major financial matters pertaining to the Company, assists the board of directors in long-range financial planning, and makes recommendations regarding the Company’s capital and debt structure. The Audit & Finance Committee met 17 times during fiscal 2024.
The Westrock board of directors has determined that Mark A. Edmunds, R. Patrick Kruczek, Jeffrey H. Fox and Kenneth M. Parent are “audit committee financial experts” as defined by applicable SEC rules.

Compensation Committee R. Brad Martin (chair) Leslie Starr R. Patrick Kruczek Josie C. Natori Kenneth M. Parent
The Compensation Committee’s responsibilities include: ensuring that our executive compensation programs are appropriately competitive, supporting organizational objectives and stockholder interests and emphasizing pay-for-performance linkage; evaluating and approving compensation and setting performance criteria for compensation programs for our CEO and other executive officers; evaluating the company’s culture and strategies relating to human capital management, including talent development, performance against talent and diversity goals, significant conduct issues, and related employee actions, and overseeing the implementation and administration of our compensation plans. The Compensation Committee met five times during fiscal 2024.
Compensation Committee Interlocks and Insider Participation
None of our directors who serve as a member of our Compensation Committee is, or has at any time during the past year been, one of our officers or employees. None of our executive officers currently serve, or in the past year has served, as a member of the board of directors or Compensation Committee of any other entity that has one or more executive officers serving on our board of directors or Compensation Committee.

Nominating & Corporate Governance Committee Hugh McColl, III (chair) Leslie Starr Oluwatoyin Umesiri
The Nominating & Corporate Governance Committee’s responsibilities include: recommending nominees for our board of directors and its committees; recommending the size and composition of our board of directors and its committees; reviewing our corporate governance guidelines and proposed amendments to our certificate of incorporation and bylaws; and reviewing and making recommendations to address stockholder proposals. The Nominating & Corporate Governance Committee met three times during fiscal 2024.

Executive Committee R. Brad Martin (chair) Mark A. Edmunds Scott T. Ford Jeffrey H. Fox R. Patrick Kruczek
The Executive Committee has the full power and authority to act on behalf of the board of directors during the intervals between scheduled meetings of the board of directors, subject to certain limitations. The Executive Committee did not meet during fiscal 2024.

Board and Committee Self-Evaluations
As set forth in Westrock’s Corporate Governance Guidelines, the board of directors conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating & Corporate Governance Committee receives comments from all directors and report annually with an assessment on the board’s performance. This assessment is discussed by the full board following the end of each fiscal year. The board of directors believes that this self-evaluation process is fundamental in supporting continued improvement through thoughtful and comprehensive discussions.
Risk Oversight
The board of directors maintains an active role, including at the committee level, in overseeing management of the Company’s various risk exposures. While the board of directors is ultimately responsible for overall risk oversight for the Company, certain of the board’s committees assist the board of directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit & Finance Committee oversees the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. In addition, the Audit & Finance Committee oversees the Company’s cybersecurity-related risks. The Compensation Committee oversees risks relating to the design and implementation of the Company’s compensation policies and procedures.
The board of directors’ discharge of its risk oversight role has not specifically affected its leadership structure discussed above. The board of directors will regularly review its leadership structure and evaluate whether it, and the Board as a whole, is functioning effectively. If in the future the board of directors believes that a change in its leadership structure is required to, or potentially could, improve the board of directors’ risk oversight role, it may make any change it deems appropriate.

EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is biographical information with respect to each current executive officer of the Company. In addition to the executive officers listed below, Mr. Scott T. Ford, who also serves as a director of the Company, is an executive officer of the Company. Biographical information regarding Mr. Scott T. Ford is included above under “Proposal No. 1 – Election of Directors.”

T. Christopher Pledger has served as the Chief Financial Officer and Chief Administrative Officer of Westrock since November 2024. Previously, Mr. Pledger served as Chief Financial Officer of Westrock starting January 2021 and President of Westrock Coffee International, LLC, a subsidiary of Westrock, starting November 2017. In these roles, Mr. Pledger oversees all finance, accounting, tax, human resources, legal, investor relations and corporate development functions for the company worldwide. Previously, Mr. Pledger served as Chief Legal Officer and Head of Corporate Development of Westrock from February 2020 to January 2021, and as General Counsel of Westrock from October 2013 to February 2020. Mr. Pledger currently serves on the board of directors of Falcon Coffees Limited, a subsidiary of Westrock. Mr. Pledger is also the general counsel of Westrock Group. Mr. Pledger has a B.A. in Economics from Centenary College of Louisiana and a Juris Doctorate from the Paul M. Hebert Law Center at Louisiana State University.

T. Christopher Pledger Age: 52 CFO and Chief Administrative Officer

William A. Ford has served as Chief Operating Officer of the Company since November 2024. Previously, Mr. Ford served as the Group President – Operations of Westrock Beverage Solutions, LLC (f/k/a Westrock Coffee Company, LLC) (“WBS”), a subsidiary of Westrock, beginning in 2020. Since starting with Westrock in 2016, Mr. Ford has worked with several Westrock entities around the world focusing on multiple aspects of the coffee trade. Currently, Mr. Ford oversees production, operations, supply chain and distribution logistics for all of Westrock’s facilities. Mr. Ford also serves on the boards of the National Coffee Association (NCA) and the Greater Little Rock Chamber of Commerce. Mr. Ford holds a master’s degree in Coffee Economics and Science from Illy Universtatá del Caffé in Trieste, Italy. He received his B.A. in Communications from Baylor University in Waco, Texas.

William A. Ford Age: 31 Chief Operating Officer

Robert P. McKinney has served as Chief Legal Officer and Corporate Secretary of Westrock since January 2021. Previously, Mr. McKinney served as Senior Vice President and General Counsel of S. & D. Coffee, Inc., a subsidiary of Westrock, from January 2020 to January 2021. Prior to joining Westrock, Mr. McKinney first served as Deputy General Counsel, then as Vice President and Deputy General Counsel, and finally as Senior Vice President, General Counsel and Corporate Secretary for Babcock & Wilcox Enterprises, Inc., a renewable, environmental and thermal energy technologies and service provider, from January 2015 through December 2019. From 2002 until 2014, Mr. McKinney held several roles of increasing responsibility at EnPro Industries, Inc., an industrial technology company, first as Deputy General Counsel and later as Vice President-Human Resources. Having served in several public companies, Mr. McKinney has a broad background in mergers, acquisitions, securities and corporate governance. Mr. McKinney started his legal career as an associate with Smith Helms Mulliss & Moore. Mr. McKinney earned a B.A. in Economics and a B.A. in Political Science from the University of North Carolina at Chapel Hill, a Juris Doctorate from Vanderbilt University and an MBA from Queens University.

Robert P. McKinney Age: 61 Chief Legal Officer and Corporate Secretary

Blake Schuhmacher has served as Chief Accounting Officer of Westrock since May 2021. Previously, Mr. Schuhmacher served as Chief Accounting Officer of Uniti Group Inc., a real estate investment trust, from October 2014 through May 2021. Prior to that, Mr. Schuhmacher served as Senior Manager – Financial Planning and Analysis at Wright Medical Technology, an orthopedic medical device company, from May 2012 through October 2014. Mr. Schuhmacher began his career in the assurance practice of PricewaterhouseCoopers LLP, and subsequently joined Ernst & Young LLP, where he served as Senior Manager, Assurance at the time of his departure in May 2012. Mr. Schuhmacher is a licensed CPA in the state of Tennessee and holds a B.A. in Business Administration and an M.S. in Accounting from Rhodes College.

Blake Schuhmacher Age: 47 Chief Accounting Officer

EXECUTIVE COMPENSATION

The Summary Compensation Table below quantifies the value of the different forms of compensation earned by or awarded to the named executive officers (“NEOs”) for fiscal years 2024 and 2023. The primary elements of each NEO’s total compensation reported in the table are base salary, an annual bonus, and long-term equity incentives. The NEOs also received the other benefits listed in the “All Other Compensation” column of the Summary Compensation Table, as further described in footnote 4 to the table.
The Summary Compensation Table should be read in conjunction with the tables and narrative descriptions that follow. The Outstanding Equity Awards at Fiscal Year-End table provides further information on the NEOs’ potential realizable value and actual value realized with respect to their equity awards.
As an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we are permitted to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. Accordingly, we have not included in this section a compensation discussion and analysis of our executive compensation programs or tabular compensation information other than the Summary Compensation Table and the Outstanding Equity Awards at Fiscal Year-End Table below. In addition, for so long as we are an emerging growth company, we will not be required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say-on-frequency” votes.
Summary Compensation Table
The following table shows the compensation awarded to, earned by or paid to Westrock’s named executive officers (“NEOs”) in fiscal year 2024.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Scott T. Ford CEO and Co-Founder	2024	1,200,000	-	1,943,318	-	-	-	12,075	3,155,393
	2023	1,200,000	-	-	-	-	-	11,550	1,211,550
T. Christopher Pledger CFO and CAO	2024	602,308	-	1,214,573	-	-	-	-	1,816,881
	2023	578,269	-	1,532,324	-	-	-	-	2,110,593
William A. Ford COO	2024	402,308	-	1,214,573	-	-	-	10,600	1,627,481
	2023	378,269	-	1,606,042	-	-	-	10,907	1,995,218

(1)
Represents base salaries earned by the NEOs in the years presented.

(2)
These amounts reflect the grant date fair value of restricted stock unit awards. We calculated the amounts in accordance with FASB ASC Topic 718.

(3)
Represents performance-based annual incentive cash bonuses earned by the NEOs in the years presented.

(4)
The amounts reflected in this column represent the sum of all other compensation received by the NEOs and are comprised of 401(k) matching contributions paid to the NEOs.

Narrative to Summary Compensation Table
During the fiscal year ended December 31, 2024, the principal components of compensation for Westrock NEOs were base salary, annual cash incentive awards, and long-term equity incentive awards. Westrock NEOs were also eligible for specified health, welfare and retirement arrangements, and other benefits, as described below.
Process for Determining Executive Compensation
Role of the Compensation Committee
The Compensation Committee is charged with reviewing and approving the Company’s compensation strategy and practices and setting performance criteria with respect to the executive officers of the Company to ensure that the Company’s executive compensation programs are appropriately competitive, supporting organizational objectives and stockholder interests and emphasizing pay-for-performance linkage. The Compensation Committee has the authority to form and delegate authority to subcommittees consisting of one or more members from time to time as it deems appropriate. The CEO may not be present during voting or deliberations on the CEO’s own compensation.
Role of Management
Our CEO provides the Compensation Committee with performance context and recommendations regarding the compensation arrangements for the Company’s other executive officers, including the NEOs. While the Compensation Committee values the judgment and input from the CEO, and considers the CEO’s recommendations, the Compensation Committee ultimately retains sole discretion to approve the compensation packages for each executive officer.
Role of the Compensation Consultant
The Compensation Committee has the authority, in its sole discretion, to retain or obtain the advice of any compensation consultant, outside legal counsel or other adviser as it determines appropriate. The committee also has sole authority to approve such consultant’s fees (the expense of which will be borne by Westrock) and other retention terms. In 2024, the Compensation Committee engaged KPMG LLP (“KPMG”) but did not ultimately utilize their services and no fees were incurred during 2024. Their aggregate fees for other services to the Company were $1,667,854 (a de minimis amount of KPMG’s total 2024 revenue). Prior to KPMG’s engagement, the Compensation Committee reviewed the independence of KPMG (including the provision of other services to the Company) pursuant to the applicable SEC and Nasdaq rules and concluded no conflict of interest exists that would preclude KPMG from serving as an independent advisor to the Compensation Committee.
Practices Relating to the Timing of Equity Grants
It is the Compensation Committee’s general practice to review and approve annual equity grants to eligible employees (including the executive officers) on a pre-determined schedule at its regularly scheduled meeting at which the fourth quarter and full year earnings of the prior year are approved. At such meeting, the Compensation Committee approves equity awards, but the grant date of the approved awards typically occurs on the third trading day following the public release of earnings that occurs after the Compensation Committee’s approval (unless a different date is approved by the Board or the Compensation Committee). The Compensation Committee does not time the granting of equity awards in relation to the release of material nonpublic information, or otherwise take into account material nonpublic information when determining the timing or terms of our equity awards. Instead, the timing of annual equity awards follows the regular annual compensation cycle in accordance with Company’s policy for granting equity awards. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During the last completed fiscal year, the Company did not grant stock options to any NEO.

Compensation Components
Base Salaries
Base salary is a fixed component of an executive compensation program that is paid to attract and retain qualified talent and is set at a level that is commensurate with the executive’s duties and authorities and other factors determined relevant by the Westrock board of directors. In 2024, the annual base salaries for Mr. Pledger and Mr. William A. Ford were increased to $610,000 and $410,000, respectively. Mr. Scott T. Ford’s annual base salary was unchanged in 2024.
Annual Cash Incentive Awards
The Company maintains the Westrock Coffee Company Annual Cash Incentive Plan (the “Annual Incentive Plan”). The Annual Incentive Plan is administered by the Compensation Committee. The purpose of the Annual Incentive Plan is to provide an incentive for superior work and to motivate eligible employees of Westrock and its affiliates toward ever higher achievement and business results, to tie their goals and interests to those of Westrock and its stockholders, and to enable Westrock to attract and retain highly qualified employees. The Compensation Committee may select certain employees of Westrock or its affiliates, including its NEOs, to be participants in the Annual Incentive Plan.
During 2024, the NEOs were eligible for annual bonuses under the Annual Incentive Plan based on Westrock’s performance relative to specified Combined Segment Adjusted EBITDA goals (80% weighting) and satisfaction of individual goals specifically developed for each NEO by the Compensation Committee (20% weighting), provided that the final bonus amount was determined in the discretion of Westrock’s board of directors.
For purposes of the 2024 incentive award opportunity, “Combined Segment Adjusted EBITDA” is the sum of the Segment Adjusted EBITDA of our two reporting segments (Beverage Solutions and Sustainability Sourcing & Traceability) as publicly reported in accordance with FASB Accounting Standards Codification 280, Segment Reporting. For additional information regarding Segment Adjusted EBITDA, including how it is calculated, see Note 20 to the notes to the financial statements in our Annual Report on Form 10-K filed with the SEC on March 12, 2025. “Segment Adjusted EBITDA” is defined as net (loss) income, as defined by GAAP, before interest expense, provision for income taxes, depreciation and amortization, equity-based compensation expense and the impact, which may be recurring in nature, of transaction, restructuring and integration related costs, including management services and consulting agreements entered into in connection with the acquisition of S&D Coffee, Inc., impairment charges, changes in the fair value of warrant liabilities, non-cash mark-to-market adjustments, certain non-capitalizable costs necessary to place the Conway extract and ready-to-drink facility into commercial production, certain recurring operating costs related to the scale-up of operations of the Conway extract and ready-to-drink facility, the write off of unamortized deferred financing costs, costs incurred as a result of the early repayment of debt, gains or losses on dispositions, and other similar or infrequent items (although we may not have had such charges in the periods presented).
The individual performance metrics were specifically developed for each NEO to drive our corporate performance, achieve our annual operating plan and enhance the efficiency of each NEO’s department or area of responsibility and the processes he oversees. The individual performance goals generally included the completion or implementation of various projects, improvements, streamlines and/or processes supplementary to each of their primary executive management roles within the Company, including the following:

NEO	Individual Performance Goals
Scott T. Ford	• Complete the buildout and scale-up of production at the Conway facility; • Ensure the Company’s budget goals are met; and • Focus on the Company’s future.
T. Christopher Pledger	• Drive visibility and accountability for delivering budget goals; • Secure key project delivery; and • Drive performance of general and administrative function.
William A. Ford	• Drive profitability and capital expenditure performance; and • Focus on facilitating cohesion among various organizational functions.
Each NEO’s individual performance metrics are not ranked in order of importance and are not equally weighted. The determination of the achievement of each NEO’s individual performance metrics is made by the Compensation Committee in its discretion. Based on the Compensation Committee’s review of each NEO’s performance versus his individual performance goals, an NEO could earn an individual performance payout of 0% to 150% of target, with the Compensation Committee using positive or negative discretion regarding the exact payout relative to the NEO’s performance.
The annual bonus calculation is determined, in part, by reference to a predetermined, executive-specific numerical factor (100% for Mr. Scott T. Ford, 100% for Mr. Pledger, and 100% for Mr. William A. Ford, each, a “Personal Factor”). The annual bonus opportunity for each NEO was as follows:
Performance Level	Combined Segment Adjusted EBITDA Goals	Payout
Minimum Threshold	$62.8 million	50% of the product of the Personal Factor multiplied by the executive’s annual base salary
Target Opportunity	$85.7 million	100% of the product of the Personal Factor multiplied by the executive’s annual base salary
Maximum Opportunity	$103.5 million	150% of the product of the Personal Factor multiplied by the executive’s annual base salary
2024 Payouts
Based on actual Combined Segment Adjusted EBITDA performance in 2024 of $60.0 million, the Company failed to achieve the minimum threshold for a payout under the Annual Incentive Plan. Additionally, the Compensation Committee evaluated each NEO’s performance relative to his individual performance goals established under the Annual Incentive Plan, but because the Company failed to achieve the threshold level of performance of Combined Segment Adjusted EBITDA, the Compensation Committee determined not to make any payouts with respect to any NEOs’ individual performance goals. Consequently, none of the NEOs received any payments under that plan for 2024.
Long-Term Equity Incentive Compensation
The Company maintains the Westrock Coffee Company 2022 Equity Incentive Plan (the “Equity Incentive Plan”). The Board has delegated administration of the Equity Incentive Plan to the Compensation Committee. The Equity Incentive Plan permits the grant of equity awards to our employees, including our NEOs. The purpose of the Equity Incentive Plan is to (a) promote the long-term financial interests and growth of Westrock and its affiliates by attracting and retaining management and other personnel with the training, experience and ability to enable them to make a substantial contribution to the success of Westrock; (b) motivate management personnel by means of growth-related incentives to achieve long-range goals; and (c) further the alignment of interests of plan participants with those of the stockholders of Westrock through opportunities for increased equity, or equity-based ownership, in Westrock. Awards may be granted under the Equity Incentive Plan to directors, officers, employees and consultants of Westrock and its subsidiaries and affiliates. Awards may also be granted to prospective directors, officers, employees and consultants who have accepted offers of employment or consultancy from Westrock or its subsidiaries or affiliates. Subject to the terms and conditions of the Equity Incentive Plan, the Compensation Committee has authority to select individuals to whom awards may be granted, to determine the type of award as well as the number of shares to be covered by each award, and to determine the terms and conditions of any such awards.
In March 2024, the Compensation Committee granted 202,429, 126,518 and 126,518 time-based restricted stock units to each of Mr. Scott T. Ford, Mr. Pledger and Mr. William A. Ford, respectively, pursuant to the Equity Incentive Plan. The awards will vest annually in four equal installments starting on March 15, 2025, subject to the NEO’s continued employment through the applicable vesting dates.
Compensation Program Changes for 2025
In March 2025, the Compensation Committee evaluated the long-term equity incentive compensation program and determined that it would be in the best interest of the Company and the stockholders to grant performance-based long-term equity incentive awards (instead of time-based equity awards) to the Company’s executive officers for 2025. The new performance-based equity awards will vest over three-years with 50% of the awards based on sustained share price targets and 50% based on target leverage ratios. In addition, the Compensation Committee granted retention cash and time-based equity awards to certain employees, including certain of the Company’s executive officers. The new performance-based equity awards and retention awards granted to any NEOs will be disclosed in next year’s proxy statement.
Retirement Plans
Westrock maintains a 401(k) plan for the benefit of its employees, including the NEOs. The 401(k) plan is intended to be qualified under Section 401(a) of the Internal Revenue Code, as amended (the “Code”), with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Each participant may defer eligible compensation subject to the statutory limit and participants that are 50 years or older can also make additional “catch-up” contributions above the statutory limit. Employees’ pre-tax and Roth contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately fully vested in both their contributions and Westrock’s matching contributions. For 2024, Westrock matched 100% of each participant’s contributions up to 1% of such participant’s related eligible compensation, and then 50% of each participant’s contributions up to the next 5% of such participant’s related eligible compensation.
Other Employee Benefits
All Westrock full-time employees, including the NEOs, are eligible to participate in Westrock health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance and life insurance.
Westrock does not provide perquisites or postretirement welfare benefits to the NEOs. During employment, the NEOs participate in the broad-based employee health insurance plans available to employees of Westrock generally.
Westrock does not provide gross-ups of excise taxes under Section 4999 of the Code to Westrock NEOs.

Outstanding Equity Awards at Fiscal Year-End
The following table shows information regarding outstanding awards held by the individuals named below as of December 31, 2024.
	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(2)	Option Exercise Price ($)	Option Expiration Date	Share or Unit Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Scott T. Ford							8/29/22	66,666	427,996
							3/15/24	202,429	1,299,594
T. Christopher Pledger	4/28/20	91,805	0	91,805	9.54	4/28/30	8/29/22	41,666	267,496
	4/30/21	29,508	9,837	39,345	9.54	4/30/31	3/17/23	85,916	551,581
	7/30/21	19,672	6,558	26,230	9.54	7/30/31	3/15/24	126,518	812,246
William A. Ford	4/28/20	131,150	0	131,150	9.54	4/28/30	8/29/22	41,666	267,496
	7/30/21	19,672	6,558	26,230	9.54	7/30/31	3/17/23	90,050	578,121
							3/15/24	126,518	812,246

(1)
Represents time-based option awards granted on April 28, 2020, April 30, 2021 and July 30, 2021, and which vest over four years, subject to the executive’s continued service. The options were granted under the Westrock Coffee Company 2020 Stock Option Incentive Plan (formerly known as the 2020 Unit Option Incentive Plan, the “2020 Plan”), which is frozen. No additional awards may be granted under the 2020 Plan.

(2)
Represents performance-based option awards granted on April 28, 2020, April 30, 2021 and July 30, 2021. The options will vest if the simple average of the daily volume weighted average price per share of common stock for 10 trading days in any consecutive 30-day period equals $18.50 per share, provided that the recipient is either still working for Westrock on the date of such realization event or that the performance goals are achieved within one year following a qualified termination of the recipient’s employment.

(3)
The August 29, 2022 and March 17, 2023 awards represent restricted stock units that will vest in three installments on each anniversary of the grant date, subject to the executive’s continued service. The March 15, 2024 award represents restricted stock units that will vest in four installments on each anniversary of the grant date, subject to the executive’s continued service.

(4)
This value was determined by multiplying the number of unvested restricted stock units by the closing price of our common stock as reported on Nasdaq on December 31, 2024, which was $6.42.

Employment Agreements
The Company has entered into employment agreements with each of the NEOs, which are described below.
Employment Agreement with Scott T. Ford
Westrock and Mr. Scott T. Ford have entered into an employment agreement (the “Ford Employment Agreement”), effective as of August 26, 2022. The following sets forth a summary of certain material features of the Ford Employment Agreement.
The Ford Employment Agreement provides that Mr. Scott T. Ford will serve as CEO and a member of the board of directors of Westrock. The term of the Ford Employment Agreement is five years from the effective date of the agreement, subject to automatic annual one-year extensions beginning on the first anniversary of the effective date of the agreement, unless either party provides the other at least 180 days’ advance written notice of nonrenewal. Under the terms of the Ford Employment Agreement, Mr. Scott T. Ford is entitled to an annual base salary of no less than $1,200,000 and to participate in an annual bonus plan with a target annual bonus opportunity of 100% of his annual base salary. Mr. Scott T. Ford is also eligible for long-term incentive equity awards and to participate in the employee benefit plans generally available to other senior executives of Westrock.
In the event of Mr. Scott T. Ford’s termination of employment without cause or for good reason, subject to his execution of a release of claims, the Ford Employment Agreement provides for (a) a prorated target annual incentive award, payable in a lump sum, (b) a lump sum cash severance payment equal to the product of two (or, if the termination occurs within one year following a change in control of Westrock, three) multiplied by each of his annual base salary and target annual incentive opportunity in effect for the fiscal year of Westrock in which the termination occurs and (c) a cash payment equal to 125% of the full amount of premiums for health insurance continuation for two years (or, if the termination occurs within one year following a change in control of Westrock, three years) following his termination. In the event of Mr. Scott T. Ford’s termination of employment due to death, disability or retirement (when the sum of his age and years of service equal at least 70, provided that he has attained at least age 55 with at least 10 years of service), he would be entitled to a prorated target annual incentive award for the year of termination. To the extent payments under the Ford Employment Agreement would be subject to Section 280G of the Code, they will be reduced if such reduction would result in a greater after-tax payment to Mr. Scott T. Ford.
The agreement contains an inventions and patent assignment covenant, perpetual confidentiality and non-disparagement covenants and covenants concerning non-competition and non-solicitation of customers and employees, which apply for two years post-termination.
Employment Agreement with T. Christopher Pledger
Westrock and Mr. Pledger have entered into an employment agreement (the “Pledger Employment Agreement”), effective as of August 26, 2022. The following sets forth a summary of certain material features of the Pledger Employment Agreement.
The Pledger Employment Agreement provides that Mr. Pledger will serve as Chief Financial Officer. The term of the Pledger Employment Agreement is four years from the effective date of the agreement, subject to automatic annual one-year extensions beginning on the first anniversary of the effective date of the agreement, unless either party provides the other at least 180 days’ advance written notice of nonrenewal. Under the terms of the Pledger Employment Agreement, Mr. Pledger is entitled to an annual base salary of no less than $550,000 and to participate in an annual bonus plan with a target annual bonus opportunity of 85% of his annual base salary. Mr. Pledger is also eligible for long-term incentive equity awards and to participate in the employee benefit plans generally available to other senior executives of Westrock.
In the event of Mr. Pledger’s termination of employment without cause or for good reason, subject to his execution of a release of claims, the Pledger Employment Agreement provides for (a) a prorated target annual incentive award, payable in a lump sum, (b) a lump sum cash severance payment equal to the product of two (or, if the termination occurs within one year following a change in control of Westrock, three) multiplied by each of his annual base salary and target annual incentive opportunity in effect for the fiscal year of Westrock in which the termination occurs and (c) a cash payment equal to 125% of the full amount of premiums for health insurance continuation for two years (or, if the termination occurs within one year following a change in control of Westrock, three years). In the event of Mr. Pledger’s termination of employment due to death, disability or retirement (when the sum of his age and years of service equal at least 70, provided that he has attained at least age 55 with at least 10 years of service), he would be entitled to a prorated target annual incentive award for the year of termination. To the extent payments under the Pledger Employment Agreement would be subject to Section 280G of the Code, they will be reduced if such reduction would result in a greater after-tax payment to Mr. Pledger.
The agreement contains an inventions and patent assignment covenant, perpetual confidentiality and non-disparagement covenants and covenants concerning non-competition and non-solicitation of customers and employees, which apply for two years post-termination.
Employment Agreement with William A. Ford
Westrock and Mr. William A. Ford have entered into an employment agreement (the “William A. Ford Employment Agreement”), effective as of August 26, 2022. The following sets forth a summary of certain material features of the William A. Ford Employment Agreement.

The William A. Ford Employment Agreement provides that Mr. William A. Ford will serve as Group President – Operations. The term of the William A. Ford Employment Agreement is four years from the effective date of the agreement, subject to automatic annual one-year extensions beginning on the first anniversary of the effective date of the agreement, unless either party provides the other at least 180 days’ advance written notice of nonrenewal. Under the terms of the William A. Ford Employment Agreement, Mr. William A. Ford is entitled to an annual base salary of no less than $350,000 and to participate in an annual bonus plan with a target annual bonus opportunity of 85% of his annual base salary. Mr. William A. Ford is also eligible for long-term incentive equity awards and to participate in the employee benefit plans generally available to other senior executives of Westrock.
In the event of Mr. William A. Ford’s termination of employment without cause or for good reason, subject to his execution of a release of claims, the William A. Ford Employment Agreement provides for (a) a prorated target annual incentive award, payable in a lump sum, (b) a lump sum cash severance payment equal to the product of two (or, if the termination occurs within one year following a change in control of Westrock, three) multiplied by each of his annual base salary and target annual incentive opportunity in effect for the fiscal year of Westrock in which the termination occurs and (c) a cash payment equal to 125% of the full amount of premiums for health insurance continuation for two years (or, if the termination occurs within one year following a change in control of Westrock, three years). In the event of Mr. William A. Ford’s termination of employment due to death, disability or retirement (when the sum of his age and years of service equal at least 70, provided that he has attained at least age 55 with at least 10 years of service), he would be entitled to a prorated target annual incentive award for the year of termination. To the extent payments under the William A. Ford Employment Agreement would be subject to Section 280G of the Code, they will be reduced if such reduction would result in a greater after-tax payment to Mr. William A. Ford.
The agreement contains an inventions and patent assignment covenant, perpetual confidentiality and non-disparagement covenants and covenants concerning non-competition and non-solicitation of customers and employees, which apply for two years post-termination.

DIRECTOR COMPENSATION

Our board of directors has adopted a non-employee director compensation program, which provides each non-employee director with an annual cash retainer of $60,000 and an annual equity retainer of $90,000 that vests on the one year anniversary of the equity grant date. In addition, the chair of each of the Audit & Finance Committee, Compensation Committee, and Nominating & Corporate Governance Committee will receive an additional annual cash fee of $20,000, $15,000, and $15,000, respectively, and the Vice Chairman will receive an additional annual equity grant of $260,000 that vests on the one year anniversary of the equity grant date. In setting compensation for the members of the board of directors, the board of directors considered the significant time commitment and the skills and experience level necessary for directors to fulfill their duties.
In connection with his appointment to the Board in November 2024, Mr. Parent received a one-time restricted stock grant of $350,000 that will vest on the date of the Annual Meeting.
Directors are also reimbursed for reasonable expenses incurred in the performance of their duties as members of the board of directors and any of its committees. The Company maintains a deferred compensation plan under which the directors may elect to defer receipt of their equity (but not cash) fees.
The following table shows the compensation earned by or paid to our non-employee directors during 2024:
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Mark A. Edmunds	80,000	89,492	-	169,492
Joe T. Ford	60,000	89,492	-	149,492
Jeffrey H. Fox	60,000	89,492	-	149,492
R. Patrick Kruczek	60,000	89,492	-	149,492
R. Brad Martin	75,000	89,492	-	164,492
Hugh McColl, III	75,000	89,492	-	164,492
Josie C. Natori	60,000	89,492	-	149,492
Kenneth M. Parent	30,000	351,492	-	381,492
Leslie Starr	60,000	89,492	-	149,492
Oluwatoyin Umesiri	60,000	89,492	-	149,492

(1)
Represents each director’s annual retainer, chair fees and meeting fees for fiscal 2024, paid in cash.

(2)
All stock award amounts in the table above reflect the aggregate fair value on the grant date based on the closing per share price of the Company’s common stock on the date of grant of the restricted stock units, computed in accordance with FASB ASC Topic 718. With the exception of Mr. Parent, at December 31, 2024, each of the non-employee directors serving on the Board held 8,523 unvested restricted stock units that will vest on June 6, 2025 subject to such director’s continued service on the board of directors through the vesting date. In connection with his appointment to the Board, Mr. Parent received a one-time grant of restricted stock units with a value of $350,000 that will vest on June 6, 2025. At December 31, 2024, Mr. Parent held 49,716 unvested restricted stock units that will vest on June 6, 2025, subject to his continued service on the board of directors through the vesting date.

AUDIT & FINANCE COMMITTEE REPORT

The primary purpose of the Audit & Finance Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In that regard, the Audit & Finance Committee assists the board of directors in monitoring (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company’s independent registered public accountant, (iii) the performance of the Company’s internal audit function and independent registered public accountant (which reports directly to the Audit & Finance Committee) and (iv) the compliance by the Company with legal and regulatory requirements. The Audit & Finance Committee has the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting or other advisors. The Company must provide appropriate funding, as determined by the Audit & Finance Committee, for payment of compensation to the independent registered public accountant for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit & Finance Committee, as well as funding for the payment of ordinary administrative expenses of the Audit & Finance Committee that are necessary or appropriate in carrying out its duties. The Company’s independent registered public accountant for the year ended December 31, 2024, PricewaterhouseCoopers LLP (“PwC”), was responsible for performing an independent audit of the Company’s financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles. The Audit & Finance Committee’s responsibility is to supervise and review these processes.
In this context, the Audit & Finance Committee hereby reports as follows:
1.
The Audit & Finance Committee has reviewed and discussed the audited financial statements with the Company’s management.

2.
The Audit & Finance Committee has discussed with PwC the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).

3.
The Audit & Finance Committee has received from PwC the written disclosures and the letter required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit & Finance Committee concerning independence and has discussed with PwC its independence and considered the compatibility of non-audit services with PwC’s independence.

4.
Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit & Finance Committee recommended to the board of directors, and the board of directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit & Finance Committee have submitted this Report to the board of directors.
AUDIT & FINANCE COMMITTEE:

Mark A. Edmunds, Chair
Jeffrey H. Fox
R. Patrick Kruczek
Kenneth M. Parent

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The Audit & Finance Committee is directly responsible for the appointment, compensation, retention, oversight and replacement of Westrock’s independent registered public accountant. The Audit & Finance Committee has selected PricewaterhouseCoopers LLP (“PwC”) to serve as Westrock’s independent registered public accountant for the fiscal year ending December 31, 2025. Stockholders are being asked to ratify the selection of PwC at the Annual Meeting. Representatives of PwC are expected to attend the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions. If the stockholders fail to ratify the appointment of PwC as Westrock’s independent registered public accountant, the Audit & Finance Committee will reconsider the appointment. However, even if the selection is ratified, the Audit & Finance Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Westrock and its stockholders.
Accounting Fees and Services
Aggregate fees paid to PwC for audit services related to the two most recent fiscal years and for other professional services rendered during the years ended December 31, 2024 and December 31, 2023, respectively, were:
	2024	2023
Audit Fees(a)	$3,744,672	$3,651,478
Audit-Related Fees	-	-
Tax Fees(b)	2,612	15,932
All Other Fees(c)	2,000	2,000
Total	$3,749,284	$3,669,410

(a)
Audit fees include fees for the annual audit and quarterly reviews of the consolidated financial statements as well as services normally provided by our independent registered public accounting firm in connection with statutory or regulatory filings or engagements, including comfort letters, consents, and assistance with and review of documents filed with the SEC.

(b)
Tax fees related to filings for the Company’s international subsidiaries.

(c)
All other fees were for accounting research tools.

Pursuant to its charter, the Audit & Finance Committee is required to pre-approve all auditing services, internal control-related services and permitted non-audit services (including the range of fees and terms thereof) to be performed for the Company by PwC, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit & Finance Committee prior to the completion of the audit. The Audit & Finance Committee also must review and discuss with PwC any documentation supplied by PwC as to the nature and scope of any services to be approved, including tax services, as well as the potential effects of the provision of such services on the auditor’s independence. The Audit & Finance Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit & Finance Committee at its next scheduled meeting. In 2023 and 2024, all services provided by PwC were pre-approved by the Audit & Finance Committee in accordance with this pre-approval policy and none were approved pursuant to the de minimis exception.
Board Recommendation
The board of directors unanimously recommends that stockholders vote “FOR” this Proposal No. 2. Proxies solicited by the board of directors will be voted “FOR” Proposal No. 2 unless stockholders specify a contrary vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of the Company’s common stock as of April 7, 2025 by:
•
each person known by the Company to be the beneficial owner of more than 5% of outstanding shares of the Company’s common stock;

•
each of the Company’s current named executive officers and directors; and

•
all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. The ownership percentages set forth in the table below are based on 94,638,899 shares of common stock and 23,510,527 shares of Series A Convertible Preferred Stock issued and outstanding as of April 7, 2025 and unless otherwise noted below, does not reflect record or beneficial ownership of the equity incentive awards that are subject to vesting conditions that have not yet been satisfied, as such securities are not exercisable or convertible within 60 days of April 7, 2025. However, shares that a person has the right to acquire within 60 days of April 7, 2025, including upon vesting of any equity incentive awards, are deemed issued and outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed issued and outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, we believe the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of common stock beneficially owned by such person. Except as otherwise noted below, the address for persons or entities listed in the table is c/o Westrock Coffee Company, 4009 N. Rodney Parham Road, 4th Floor, Little Rock, Arkansas 72212.

Name and Address of Beneficial Owner	Number of Shares of the Company’s Common Stock Beneficially Owned(1)	Percentage of Total Voting Power(1)
Officers and Directors
Scott T. Ford(2)	23,324,897	19.7%
T. Christopher Pledger(3)	387,466	*
William A. Ford(4)	437,518	*
Robert P. McKinney(5)	72,320	*
Blake Schuhmacher(6)	55,808	*
Joe T. Ford(7)	4,124,198	3.5%
R. Patrick Kruczek(8)	167,217	*
Hugh McColl, III	17,217	*
R. Brad Martin(9)	3,696,955	3.1%
Mark A. Edmunds	87,386	*
Josie C. Natori(10)	22,463	*
Leslie Starr	109,603	*
Oluwatoyin Umesiri	5,717	*
Jeffrey H. Fox(11)	246,059	*
Kenneth M. Parent	62,735	*
All current directors and executive officers as a group (15 individuals)	32,817,559	27.7%
5% Holders
Westrock Group, LLC(12)	23,163,104	19.6%
Brown Brothers Harriman & Co.(13)	21,188,445	17.9%
The Stephens Group, LLC(14)	8,292,697	7.0%
Sowell Westrock, L.P.(15)	6,028,505	5.1%
HF Direct Investments Pool, LLC(16)	12,708,089	10.8%

*
Less than one percent.

**
Numbers in table and below may not foot due to rounding.

(1)
Includes Series A Convertible Preferred Stock on an as-converted basis to common stock.

(2)
Consists of (i) 161,793 Common Shares held by Mr. Ford and (ii) 23,163,104 Common Shares held by Westrock Group, LLC, over which Mr. Ford may be deemed to exercise voting and investment control. The business address for Westrock Group, LLC is 4009 N. Rodney Parham Road, 4th Floor, Little Rock, Arkansas 72212.

(3)
Includes 150,822 stock options that are exercisable or will become exercisable within 60 days of April 7, 2025.

(4)
Includes (i) 12,200 Common Shares held by members of Mr. Ford’s household (ii) 4,200 Common Shares held by a family trust for the benefit of Mr. Ford’s children, of which Mr. Ford is the trustee and (iii) 150,822 stock options that are exercisable or will become exercisable within 60 days of April 7, 2025.

(5)
Includes 45,902 stock options that are exercisable or will become exercisable within 60 days of April 7, 2025.

(6)
Includes 26,230 stock options that are exercisable or will become exercisable within 60 days of April 7, 2025.

(7)
Consists of 257,922 Common Shares held by Mr. Ford, 584,300 Common Shares held by various trusts, over which Mr. Ford may be deemed to exercise voting and investment control and 3,281,976 Common Shares held by Wooster Capital, over which Mr. Ford may be deemed to exercise voting and investment control. The business address for the trusts and Wooster Capital is 4009 N. Rodney Parham Road, 4th Floor, Little Rock, Arkansas 72212.

(8)
Does not include 21,188,445 shares beneficially owned by Brown Brothers Harriman & Co. (“BBH & Co.”) and its affiliates as reported below. Mr. Kruczek serves as Managing Director, Co-Manager and Principal of BBH Capital Partners, an affiliate of BBH & Co. As such, he may be deemed to have or share voting and dispositive power over all shares controlled by BBH & Co. and its affiliates. Mr. Kruczek disclaims beneficial ownership of the securities owned or controlled by BBH & Co., except to the extent of his pecuniary interest therein.

(9)
Includes (i) 577,467 Common Shares held by the Martin Family Foundation, over which Mr. Martin makes investment decisions, (ii) 95,995 Common Shares held by RBM Venture Company, of which Mr. Martin owns 100% and (iii) 51,287 Common Shares held by members of Mr. Martin’s household. The business address for the Martin Family Foundation and RBM Venture Company is 55 East Main Street, Suite 102, Chattanooga, Tennessee 37408.

(10)
Includes 5,246 stock options that are exercisable or will become exercisable within 60 days of April 7, 2025.

(11)
Includes 6,368 Common Shares and 217,228 Series A Preferred Shares held by held by F&F Group Invest 2020-01 LLC, over which Mr. Fox may be deemed to exercise voting and investment control. Also includes 5,246 stock options that are exercisable or will become exercisable within 60 days of April 7, 2025.The business address for F&F Group Invest 2020-01 LLC is One Information Way, Ste. 405, Little Rock, Arkansas 72202.

(12)
Based solely on the information contained in a Schedule 13G filed on January 31, 2023. According to that Schedule 13G, Westrock Group, LLC has sole voting and dispositive power over all reported shares. The business address for Westrock Group, LLC is 4009 N. Rodney Parham Road, 4th Floor, Little Rock, Arkansas 72212.

(13)
Based solely on the information contained in a Schedule 13G/A filed on January 26, 2024. According to that Schedule 13G/A, Brown Brothers Harriman & Co has shared voting and dispositive power over all reported shares. The business address for Brown Brothers Harriman & Co. is 140 Broadway, New York, New York 10005.

(14)
Based on the information contained in a Schedule 13G filed on January 5, 2024. According to the Schedule 13G, The Stephens Group, LLC has shared voting and dispositive power over all of reported shares. The business address for The Stephens Group, LLC is 100 River Bluff Drive, Suite 500, Little Rock, Arkansas 72202.

(15)
Based solely on the information contained in a Schedule 13G/A filed on February 29, 2024. According to that Schedule 13G/A, Sowell Westrock, L.P. has sole voting and dispositive power over all of reported shares. The business address for Sowell Westrock, L.P.is 1601 Elm Street, Ste 3500, Dallas, Texas 75201.

(16)
Based solely on the information contained in a Schedule 13G/A filed on February 12, 2025. According to that Schedule 13G/A, HF Direct Investments Pool, LLC has sole voting and dispositive power over all reported shares. The business address for HF Direct Investments Pool, LLC is 510 Union Avenue, Knoxville, Tennessee 37902.

RELATIONSHIPS AND CERTAIN RELATED TRANSACTIONS

Convertible Notes Payable to Related Parties
On February 15, 2024, the Company sold and issued in a private placement $72 million in aggregate principal amount of 5.00% convertible senior notes due 2029 (the “Convertible Notes”). The Convertible Notes are unsecured, senior obligations of the Company and accrue interest at a rate of 5.00% per annum. Noteholders may convert their Convertible Notes at their option only in the following circumstances: (A) during the period commencing on August 15, 2024, and prior to the close of business on the trading day immediately preceding August 15, 2028, if the closing price for at least 20 trading days (whether or not consecutive) during the period of any 30 consecutive trading days in the immediately preceding calendar quarter is equal to or greater than 130% of the conversion price; (B) during the period commencing on August 15, 2028, and prior to the close of business on the second scheduled trading day immediately preceding February 15, 2029, at any time; and (C) during the 35 trading days following the effective date of certain fundamental change transactions that occur prior to the close of business on the trading day immediately preceding August 15, 2028.
The Company will settle conversions by paying or delivering, as applicable, at the Company’s election, cash, Common Shares or a combination of cash and Common Shares. The Company may not issue more than 19.99% of the issued and outstanding Common Shares immediately prior to the issuance of the Convertible Notes in respect of the conversion of the Convertible Notes.
The initial conversion price of the Convertible Notes is $12.84, which corresponds to an initial conversion rate of approximately 77.88 Common Shares per $1,000 principal amount of Convertible Notes. The conversion price and conversion rate are subject to customary adjustments.
The purchasers of the Convertible Notes included Westrock Group, LLC (a holder of more than 5% of the outstanding Common Shares and an affiliate of Scott Ford, the Company’s Chief Executive Officer and a member of the board of directors) in an aggregate amount of $20.0 million, Wooster Capital, LLC (an affiliate of Joe Ford, chairman of the board of directors) in an aggregate amount of $5.0 million, an affiliate of The Stephens Group, LLC (a holder of more than 5% of the outstanding Common Shares) in an aggregate amount of $10.0 million, an affiliate of Sowell Westrock, L.P. (a holder of more than 5% of the outstanding Common Shares) in an aggregate amount of $5.0 million and HF Direct Investments Pool, LLC (a holder of more than 10% of the outstanding Common Shares) in an aggregate amount of $25.0 million. The offer and sale of the Convertible Notes was authorized and approved unanimously by the Audit & Finance Committee in accordance with the Company’s Related Party Transactions Policy.
Certain Other Transactions with Westrock Group
Westrock uses an aircraft that is owned by Westrock Group, a holder of more than 5% of our outstanding voting securities and affiliate of Scott T. Ford, our CEO and member of our board of directors. Westrock Group bills Westrock at cost for its use of the plane. For the fiscal year ended December 31, 2024, the Company paid $0.8 million to Westrock Group for the usage of such plane. In addition, Westrock reimburses Westrock Group for specified health insurance and telephone charges that are paid by Westrock Group on behalf of Westrock. For the year ended December 31, 2024, these reimbursements totaled $0.1 million.
Ford Family
Mr. Joe T. Ford, the Chairman of our board of directors, is the father of Scott T. Ford, our CEO and a director. Mr. Scott T. Ford is the father of William A. Ford, our Chief Operating Officer. Sam Ford is Mr. Scott T. Ford’s son and Mr. Joe T. Ford’s grandson and serves as Chief Trade and Risk Officer. For the fiscal year ended December 31, 2024, he was paid annual compensation in the amount of $842,750. Joseph S. Ford is Mr. Scott T. Ford’s son and Mr. Joe T. Ford’s grandson and serves as Vice President of Technical Sales in the sales function at WBS. In connection with his role, Mr. Joseph S. Ford was paid annual compensation of $187,089.

Policies and Procedures for Related Party Transactions
We maintain a policy that all material transactions with a related party, as well as all material transactions in which there is an actual, or in some cases, perceived, conflict of interest, will be subject to prior review and approval by our Audit & Finance Committee and its independent members, who will determine whether such transactions or proposals are fair and reasonable to Westrock and its stockholders. In general, potential related-party transactions will be identified by our management and discussed with our Audit & Finance Committee at its meetings. Proposals, including, where applicable, financial and legal analyses, alternatives and management recommendations, are provided to our Audit & Finance Committee with respect to each issue under consideration, and decisions will be made by our Audit & Finance Committee with respect to the foregoing related-party transactions after opportunity for discussion and review of materials. When applicable, our Audit & Finance Committee will request further information and, from time to time, will request guidance or confirmation from internal or external counsel or auditors.
DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires Westrock’s directors and executive officers, and persons who own more than 10% of Westrock’s common stock, to file reports of ownership and changes in ownership with the SEC. Except as set forth in “Security Ownership of Certain Beneficial Owners and Management” above, the Company currently knows of no person who owns 10% or more of our common stock that was required to file Section 16(a) reports.
Based solely upon a review of copies of reports filed electronically with the SEC during 2024 and written representations from our directors and executive officers that no other reports were required with respect to the year ended December 31, 2024, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers were met during the last fiscal year, except that Kenneth M. Parent failed to timely report a transaction related to the purchase of 62,735 shares on December 2, 2024 (subsequently filed on December 6, 2024).
STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

Stockholders who intend to present proposals at the 2026 annual meeting of stockholders (the “2026 annual meeting”) and who wish to have those proposals included in Westrock’s proxy statement for the 2026 annual meeting must ensure that those proposals are received by the Company’s Corporate Secretary at 4009 N. Rodney Parham Road, 4th Floor, Little Rock, Arkansas 72212, Attention: Robert P. McKinney, Chief Legal Officer and Corporate Secretary, no later than December 25, 2025. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 2026 annual meeting.
Under Westrock’s bylaws, stockholders who intend to submit a proposal regarding a director nomination or other matter of business at the 2026 annual meeting, and who do not intend to have such proposal included in the Company’s proxy statement and form of proxy relating to the 2026 annual meeting pursuant to SEC regulations, must ensure that notice of any such proposal (including certain additional information specified in Westrock’s bylaws) is received by the Company’s Corporate Secretary at the address specified above no earlier than February 6, 2026 and no later than March 8, 2026, to be considered timely. Such proposals, and the additional information specified by the bylaws, must be submitted within this time period in order to be considered at the 2026 annual meeting.
In addition to satisfying the requirements in the Company’s bylaws, in order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Exchange Act Rule 14a-19 no later than April 7, 2026.

OTHER MATTERS

The relevant material referred to in this Proxy Statement under the captions “Insider Trading, Hedging & Pledging Policy” and “Audit & Finance Committee Report” shall not be deemed soliciting material or otherwise deemed filed and shall not be deemed to be incorporated by any general statement of incorporation by reference in any filings made under the Securities Act of 1933 or the Exchange Act.
By Order of the Board of Directors,
Robert P. McKinney
Chief Legal Officer and Corporate Secretary
Little Rock, Arkansas
April 24, 2025

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV69709-P25326For Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !WESTROCK COFFEE COMPANYNominees:2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountant for the fiscal year endingDecember 31, 2025.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof will be voted on by the proxy holdersin their discretion.1. Election of DirectorsThe Board of Directors recommends you vote "FOR" eachof the nominees listed in Item 1.The Board of Directors recommends you vote "FOR" Item 2.1a. Scott T. Ford1b. Jeffrey H. Fox1c. Hugh McColl, III1d. Leslie StarrSCAN TOVIEW MATERIALS & VOTE wWESTROCK COFFEE COMPANY4009 N RODNEY PARHAM ROAD4TH FLOORLITTLE ROCK, ARKANSAS 72212VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 10:59 p.m. Central Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/WEST2025You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m.Central Time the day before the cut-off date or meeting date. Have your proxy card in handwhen you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.

V69710-P25326Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.WESTROCK COFFEE COMPANYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSFOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2025.The undersigned stockholder(s) of Westrock Coffee Company, a Delaware corporation, hereby appoint(s) Robert P. McKinney and T. Christopher Pledger and each or either of them, as proxies, with the power to appoint their substitutes, and hereby authorize(s) them to cast on behalf of the undersigned, as designated on the reverse side of this proxy card, all votes that the undersigned is/are entitled to cast at the 2025 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/WEST2025on Friday, June 6, 2025 at 8:00 a.m. Central Time, or any postponement or adjournment thereof, in accordance with and as more fully described in the Notice of Annual Meeting of Stockholders and the Proxy Statement, receipt of each of which is hereby acknowledged and the terms of each of which are incorporated by reference, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby revokes any proxy heretofore given with respect to the 2025 Annual Meeting of Stockholders.THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED IN ITEM 1 ON THE REVERSE SIDE OF THIS PROXY CARD AND “FOR” ITEM 2.IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, THE PERSON(S) NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.Continued and to be signed on reverse side